UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02405

Name of Fund: BlackRock Sustainable Balanced Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Sustainable Balanced Fund, Inc. 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

•   BlackRock Sustainable Balanced Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%

U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)

International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)

Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

Investment Objective

BlackRock Sustainable Balanced Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund outperformed its blended reference benchmark (60% MSCI All Country World Index/ 40% Bloomberg U.S. Aggregate Bond Index).

What factors influenced performance?

Tactical asset class positioning was the most significant contributor to relative performance, as the Fund had underweight positioning to duration as the Fed embarked on a historically rapid interest rate tightening cycle. An overweight allocation to Japanese equities through September 2022 and an overweight allocation to US equities from September through November 2022 were also additive to performance. Security selection within equities also contributed to performance, and the underlying equity strategy experienced strong performance from both environmental, social and governance (“ESG”) and sentiment insights.

Conversely, the Fund’s underlying fixed-income security selection strategy was the most notable detractor, experiencing modestly negative performance during the period. In particular, sector selection within the strategy was the primary driver of relative underperformance.

The Fund held approximately 7% in unencumbered cash at period-end, given the Fund’s underweight duration stance. A preference for cash versus fixed income contributed to relative return, given the significant sell-off in bond markets.

Describe recent portfolio activity.

The Fund entered the period with an overweight to equities, expressed via an overweight position in Japanese equities, and an underweight to U.S. duration. The Fund maintained this broad-based positioning throughout the remainder of the period, although it shifted its overweight equity exposure toward U.S. equities, as they have materially underperformed and could be better positioned for stronger performance through the end of 2022. Within its tactical asset allocation strategy, the Fund added to U.S. rates exposure in the second half of the period, reflecting the view that markets had begun to appropriately incorporate Fed rate hikes into their valuations. The Fund ended the period with a more modest overweight to equities and underweight to duration.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight position in U.S. equities. This position reflected the view that the Fed has tightened financial conditions sufficiently to achieve its monetary policy mandate, therefore making these stocks better positioned for future outperformance. The Fund was underweight long-dated U.S. bonds in the belief that the long end of the yield curve hasn’t yet fully priced in rate hikes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Sustainable Balanced Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(2.03)%	(10.33)%	N/A	6.85%	N/A	8.89%	N/A
Investor A	(2.12)	(10.54)	(15.24)%	6.58	5.43%	8.59	8.00%
Investor C	(2.56)	(11.27)	(12.01)	5.76	5.76	7.93	7.93
Class K	(2.00)	(10.30)	N/A	6.91	N/A	8.92	N/A
Class R	(2.30)	(10.91)	N/A	6.18	N/A	8.20	N/A
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index(c)	(2.93)	(11.85)	N/A	4.23	N/A	5.80	N/A
Bloomberg U.S. Aggregate Bond Index(d)	(4.06)	(12.84)	N/A	0.21	N/A	1.09	N/A

MSCI All Country World Index(e)	(2.51)	(11.62)	N/A	6.41	N/A	8.66	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

(c)	A customized weighted index comprised of the returns of the MSCI All Country World Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(d)	Bloomberg U.S. Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 979.70	$ 2.52		$ 1,000.00	$ 1,022.52	$ 2.59		0.51%
Investor A	1,000.00	978.80	3.76		1,000.00	1,021.27	3.85		0.76
Investor C	1,000.00	974.40	7.52		1,000.00	1,017.46	7.69		1.52
Class K	1,000.00	980.00	2.20		1,000.00	1,022.85	2.23		0.44
Class R	1,000.00	977.00	5.70		1,000.00	1,019.30	5.82		1.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	2.5%

U.S. Treasury Notes, 2.5%, 03/31/2027	2.2%

Microsoft Corp.	2.1%

U.S. Treasury Bonds, 2.25%, 02/15/52	1.4%

U.S. Treasury Notes, 2.38%, 05/15/2029	1.0%

U.S. Treasury Bonds, 1.13%, 05/15/2040	1.0%

U.S. Treasury Notes, 1.88%, 02/15/2032	1.0%

U.S. Treasury Notes, 1.88%, 02/28/2029	0.9%

UnitedHealth Group, Inc.	0.9%
U.S. Treasury Bonds, 2.25%, 05/15/2041	0.8%
(a)	Excludes short-term securities.
(b)	Total investments excludes short-term securities.
(c)	Amount less than 0.1%.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(b)
Common Stocks	59.6%
Corporate Bonds	21.6
U.S. Treasury Obligations	9.7
U.S. Government Sponsored Agency Securities	8.0
Investment Companies	0.8
Preferred Securities	0.3
Rights	—	(c)

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Aerospace Industrial Development Corp.	58,000	$63,118
BAE Systems PLC	43,146	427,306
Embraer SA(a)	54,864	143,996
HEICO Corp., Class A	12,875	1,632,293
Saab AB, Class B	37,720	1,403,196
Textron, Inc.	43,047	3,072,695
Thales SA	7,709	986,175

		7,728,779

Air Freight & Logistics — 0.3%
CJ Logistics Corp.(a)	376	25,510
Deutsche Post AG, Registered Shares	36,951	1,476,128
DSV A/S	3,250	519,978
Expeditors International of Washington, Inc.	2,496	289,686
Hyundai Glovis Co. Ltd.	616	83,566
JD Logistics, Inc.(a)(b)	20,800	37,840
United Parcel Service, Inc., Class B	10,505	1,993,114

		4,425,822

Airlines — 0.0%
ANA Holdings, Inc.(a)	2,100	45,217
Deutsche Lufthansa AG, Registered Shares(a)	37,766	304,472
Qantas Airways Ltd.(a)	25,219	108,306
Southwest Airlines Co.(a)	7,157	285,636

		743,631

Auto Components — 0.1%
BorgWarner, Inc.	17,520	744,775
Continental AG	433	26,205
Fuyao Glass Industry Group Co. Ltd., Class H(b)	28,800	127,702
HL Mando Co. Ltd.	1,057	39,197
Hyundai Mobis Co. Ltd.	697	114,084
Hyundai Wia Corp.	871	40,239
Magna International, Inc.	800	49,262

		1,141,464

Automobiles — 1.5%
Bayerische Motoren Werke AG	30,714	2,788,792
BYD Co. Ltd., Class A	18,300	684,797
BYD Co. Ltd., Class H	21,000	534,656
Geely Automobile Holdings Ltd.	441,000	659,036
General Motors Co.	27,595	1,119,253
Great Wall Motor Co. Ltd., Class H	105,500	156,669
Honda Motor Co. Ltd.	101,200	2,466,406
Mercedes-Benz Group AG	98,144	6,668,221
Mitsubishi Motors Corp.(a)	22,700	105,906
NIO, Inc., ADR(a)	5,306	67,811
Renault SA(a)	4,708	171,298
Tesla, Inc.(a)	34,589	6,734,478
Volvo Car AB, Class B(a)	8,856	44,377
XPeng, Inc., ADR(a)(c)	4,145	44,807
Yadea Group Holdings Ltd.(b)	70,000	132,804

		22,379,311

Banks — 3.3%
Australia & New Zealand Banking Group Ltd.	64,659	1,091,750
Banco Bilbao Vizcaya Argentaria SA	387,999	2,286,495
Banco do Brasil SA	34,680	236,776
Bancolombia SA	6,422	53,206
Bank Central Asia Tbk PT	2,372,600	1,409,511
Bank Negara Indonesia Persero Tbk PT	213,100	134,997
Bank of America Corp.	84,660	3,204,381
Bank of Nova Scotia	124,850	6,513,752
Bank Polska Kasa Opieki SA	9,895	189,273

Security	Shares	Value

Banks (continued)
Bank Rakyat Indonesia Persero Tbk PT	1,229,700	$391,183
Barclays PLC	242,608	474,559
BNK Financial Group, Inc.	3,411	19,329
Chang Hwa Commercial Bank Ltd.	45,000	25,627
China Merchants Bank Co. Ltd., Class H	100,500	510,445
Citigroup, Inc.	115,246	5,579,059
Credicorp Ltd.	1,947	298,962
CTBC Financial Holding Co. Ltd.	50,000	37,560
E.Sun Financial Holding Co. Ltd.	141,000	113,915
East West Bancorp, Inc.	400	28,084
Erste Group Bank AG	5,046	157,997
First Financial Holding Co. Ltd.	37,000	31,582
Grupo Financiero Banorte SAB de CV, Class O	81,680	655,548
Hana Financial Group, Inc.	4,797	164,067
Industrial & Commercial Bank of China Ltd., Class H	693,000	347,331
Japan Post Bank Co. Ltd.	22,300	170,460
JPMorgan Chase & Co.	17,716	2,447,997
KakaoBank Corp.(a)	3,365	65,284
KB Financial Group, Inc.	4,915	195,164
KeyCorp.	35,226	662,601
Lloyds Banking Group PLC	44,256	25,253
Mediobanca Banca di Credito Finanziario SpA	37,774	365,043
National Australia Bank Ltd.	99,199	2,135,154
NatWest Group PLC	354,566	1,127,630
PNC Financial Services Group, Inc.	1,047	176,168
Postal Savings Bank of China Co. Ltd., Class H(b)	51,000	30,843
Royal Bank of Canada	61,089	6,075,521
Shanghai Commercial & Savings Bank Ltd.	15,000	24,786
Shinhan Financial Group Co. Ltd.	2,859	82,883
Société Générale SA	7,849	197,552
SVB Financial Group(a)	609	141,154
Swedbank AB, A Shares	1,091	17,754
Taiwan Cooperative Financial Holding Co. Ltd.	108,000	93,780
Toronto-Dominion Bank	21,183	1,409,890
Truist Financial Corp.	1,237	57,904
U.S. Bancorp	105,581	4,792,322
UniCredit SpA	95,893	1,309,700
Wells Fargo & Co.	12,247	587,244
Westpac Banking Corp.	315,380	5,121,748

		51,269,224

Beverages — 1.9%
Ambev SA	97,043	297,150
Arca Continental SAB de CV	15,516	129,153
Brown-Forman Corp., Class B, NVS	32,616	2,381,620
Budweiser Brewing Co. APAC Ltd.(b)	306,100	887,960
China Resources Beer Holdings Co. Ltd.	28,000	194,019
Coca-Cola Co.	150,744	9,588,826
Coca-Cola Europacific Partners PLC	26,846	1,425,254
Coca-Cola Femsa SAB de CV	42,908	293,244
Davide Campari-Milano NV	74,816	788,508
Fomento Economico Mexicano SAB de CV	44,089	351,862
Heineken NV	4,678	433,248
PepsiCo, Inc.	52,211	9,685,663
Pernod Ricard SA	13,820	2,741,692
Remy Cointreau SA	483	83,593
Suntory Beverage & Food Ltd.	11,100	378,263
Tsingtao Brewery Co. Ltd., Class H	6,000	56,799

		29,716,854

Biotechnology — 1.0%
3SBio, Inc.(b)	312,000	330,974
AbbVie, Inc.	3,003	484,023

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Akeso, Inc., Class B(a)(b)	7,000	$30,639
Alkermes PLC(a)	6,343	157,180
Amgen, Inc.	9,453	2,707,339
BeiGene Ltd.(a)	2,500	37,170
BeiGene Ltd., ADR(a)	1,704	326,504
Biogen, Inc.(a)	3,581	1,092,814
BioMarin Pharmaceutical, Inc.(a)	7,731	780,676
Celltrion, Inc.	441	59,784
CSL Ltd.	4,850	996,474
Exelixis, Inc.(a)	14,340	244,927
Genmab A/S(a)	2,036	943,472
Gilead Sciences, Inc.	23,799	2,090,266
Incyte Corp.(a)	8,355	665,643
Innovent Biologics, Inc.(a)(b)	63,000	254,414
Legend Biotech Corp., ADR(a)	3,792	195,326
Moderna, Inc.(a)	2,505	440,655
PharmaEngine, Inc.	13,000	59,035
PharmaEssentia Corp.(a)	1,000	17,304
Regeneron Pharmaceuticals, Inc.(a)	1,389	1,044,111
Seagen, Inc.(a)	328	39,816
Shanghai Junshi Biosciences Co. Ltd., Class H(a)(b)(c)	21,400	95,466
United Therapeutics Corp.(a)	1,598	447,264
Vertex Pharmaceuticals, Inc.(a)	5,180	1,638,952

		15,180,228

Building Products — 0.2%
Belimo Holding AG, Registered Shares	750	346,861
Johnson Controls International PLC	12,654	840,732
Lixil Corp.	8,400	130,426
Owens Corning	24,661	2,190,883
ROCKWOOL A/S, B Shares	112	24,594
Trane Technologies PLC	2,006	357,910

		3,891,406

Capital Markets — 1.1%
B3 SA - Brasil Bolsa Balcao	16,883	41,513
Bank of New York Mellon Corp.	110,792	5,085,353
CME Group, Inc.	2,732	482,198
Deutsche Bank AG, Registered Shares	177,895	1,890,728
Deutsche Boerse AG	2,788	512,363
Haitong Securities Co. Ltd., Class H	34,400	21,281
Macquarie Group Ltd.	29,261	3,598,563
S&P Global, Inc.	9,897	3,491,661
UBS Group AG, Registered Shares	115,191	2,125,584

		17,249,244

Chemicals — 0.9%
CNGR Advanced Material Co. Ltd., Class A	6,200	66,386
Croda International PLC	6,711	554,968
DuPont de Nemours, Inc.	21,700	1,530,067
Evonik Industries AG	2,245	44,253
Givaudan SA, Registered Shares	1,172	3,962,152
Hanwha Solutions Corp.(a)	12,172	481,793
Kolon Industries, Inc.	826	29,245
Koninklijke DSM NV	2,149	278,732
LANXESS AG	517	20,772
LG Chem Ltd.	1,000	570,832
Linde PLC	601	202,224
Methanex Corp.	1,407	55,008
Mitsubishi Gas Chemical Co., Inc.	1,300	18,726
Nitto Denko Corp.	7,100	448,584
Novozymes A/S, B Shares	34,208	1,989,129
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	9,000	32,209

Security	Shares	Value

Chemicals (continued)
Shanghai Putailai New Energy Technology Co. Ltd., Class A	29,800	$234,029
Sherwin-Williams Co.	133	33,141
Sika AG, Registered Shares	7,615	1,946,095
SK IE Technology Co. Ltd.(a)(b)	895	45,814
SKC Co. Ltd.	344	29,838
Solvay SA	614	60,906
Sumitomo Chemical Co. Ltd.	175,400	639,480
Wacker Chemie AG	2,691	345,619

		13,620,002

Commercial Services & Supplies — 0.1%
Cintas Corp.	81	37,404
S-1 Corp.	656	32,086
Tetra Tech, Inc.	6,265	968,507
TOMRA Systems ASA	1,311	25,168

		1,063,165

Communications Equipment — 0.5%
Accton Technology Corp.	12,000	106,779
BYD Electronic International Co. Ltd.	11,500	38,337
Cisco Systems, Inc.	118,039	5,868,899
Juniper Networks, Inc.	20,391	677,797
Nokia Oyj	80,361	395,931
Sercomm Corp.	22,000	60,214
Telefonaktiebolaget LM Ericsson, B Shares	43,245	272,948
Wistron NeWeb Corp.	30,000	84,804
Yealink Network Technology Corp. Ltd., Class A	3,600	32,245
ZTE Corp., Class A	6,700	23,258
ZTE Corp., Class H	86,800	190,160

		7,751,372

Construction & Engineering — 0.5%
Ackermans & van Haaren NV	7,162	1,138,369
AECOM	44,948	3,820,580
Bouygues SA	9,673	299,149
COMSYS Holdings Corp	8,300	149,619
CTCI Corp.	67,000	88,514
Daewoo Engineering & Construction Co. Ltd.(a)	33,024	129,697
DL E&C Co. Ltd.	1,022	33,007
Eiffage SA	3,550	349,547
EXEO Group, Inc.	20,900	324,413
GS Engineering & Construction Corp.	1,578	28,540
Hyundai Engineering & Construction Co. Ltd.	2,055	64,957
JGC Holdings Corp.	4,500	62,417
Kajima Corp.	3,400	38,472
Obayashi Corp.	38,100	284,838
Shimizu Corp.	38,800	209,191
Stantec, Inc.	1,035	51,206
Vinci SA	8,048	812,573

		7,885,089

Construction Materials — 0.1%
Holcim AG	15,050	786,209
POSCO Chemical Co. Ltd.	179	30,235
Taiwan Cement Corp.	22,000	24,252

		840,696

Consumer Finance — 0.8%
Ally Financial, Inc.	70,946	1,916,251
American Express Co.	44,228	6,969,891
Capital One Financial Corp.	10,857	1,120,877
Lufax Holding Ltd., ADR	6,549	12,181
Synchrony Financial	49,354	1,854,723

		11,873,923

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 0.1%
International Paper Co.	2,607	$96,772
Westrock Co.	29,228	1,108,326

		1,205,098

Distributors — 0.0%
LKQ Corp.	600	32,598

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc.	6,100	88,691
Cogna Educacao(a)	164,550	70,394
H&R Block, Inc.	39,458	1,724,709
YDUQS Participacoes SA	30,184	67,414

		1,951,208

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(a)	13,480	4,294,728
Chailease Holding Co. Ltd.	13,000	85,805
FirstRand Ltd.	49,744	193,329
Groupe Bruxelles Lambert NV	8,385	676,794
Investor AB, A Shares	4,636	89,265
Investor AB, B Shares	64,035	1,191,747
Voya Financial, Inc.	7,137	470,899

		7,002,567

Diversified Telecommunication Services — 0.5%
AT&T Inc.	101,100	1,949,208
Bezeq The Israeli Telecommunication Corp. Ltd.	211,967	394,246
Liberty Global PLC, Class C(a)	1,890	39,085
Nippon Telegraph & Telephone Corp.	183,800	5,096,592
Telkom Indonesia Persero Tbk PT	1,332,600	343,777
Telstra Group Ltd.	15,812	42,901
United Internet AG, Registered Shares	3,425	72,814
Verizon Communications, Inc.	7,327	285,607

		8,224,230

Electric Utilities — 1.0%
Acciona SA	3,598	703,788
Centrais Eletricas Brasileiras SA	14,425	129,341
Contact Energy Ltd.	26,547	125,952
CPFL Energia SA	35,121	232,680
Edison International	85,950	5,729,427
Electricite de France SA	29,596	370,411
Elia Group SA/NV	5,997	854,504
Enel SpA	434,597	2,344,558
Energisa SA	11,257	93,516
Hydro One Ltd.(b)	128,268	3,587,289
Light SA	108,845	119,346
NextEra Energy, Inc.	2,618	221,745
SSE PLC	14,603	302,874
Terna - Rete Elettrica Nazionale	6,798	52,072
Transmissora Alianca de Energia Eletrica SA	15,733	105,900

		14,973,403

Electrical Equipment — 0.4%
ABB Ltd., Registered Shares	40,134	1,261,339
Bizlink Holding, Inc.	24,000	197,283
Chung-Hsin Electric & Machinery Manufacturing Corp.	16,000	30,834
Contemporary Amperex Technology Co. Ltd., Class A	46,200	2,530,987
Eaton Corp. PLC	356	58,188
Ecopro BM Co. Ltd.	710	62,913
Eve Energy Co. Ltd., Class A	36,500	432,562
Gotion High-tech Co. Ltd., Class A	3,900	17,714
Hyundai Electric & Energy System Co. Ltd.(a)	729	23,607
Legrand SA	7,865	640,847

Security	Shares	Value

Electrical Equipment (continued)
LG Energy Solution Ltd.(a)	1,082	$489,461
LS Corp.	495	28,629
LS Electric Co. Ltd.	1,569	69,566
Siemens Energy AG	3,744	62,884
Signify NV(b)	11,016	376,248
SPG Co. Ltd.	1,766	23,930
Sunwoda Electronic Co. Ltd., Class A	42,200	145,859
Suzhou Maxwell Technologies Co. Ltd., Class A	300	18,168
Voltronic Power Technology Corp.	1,000	56,754
WEG SA	5,701	42,724
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	41,200	44,654

		6,615,151

Electronic Equipment, Instruments & Components — 0.4%
Azbil Corp.	1,600	49,238
Chroma ATE, Inc.	22,000	143,528
Compeq Manufacturing Co. Ltd.	46,000	74,936
Delta Electronics, Inc.	98,000	969,094
E Ink Holdings, Inc.	7,000	41,973
Flex Ltd.(a)	3,077	67,632
FLEXium Interconnect, Inc.	18,000	62,877
Genius Electronic Optical Co. Ltd.	7,000	90,971
Horiba Ltd.	2,000	91,925
KH Vatec Co. Ltd.	2,585	29,894
Largan Precision Co. Ltd.	3,000	226,037
LG Innotek Co. Ltd.	527	127,058
Lotes Co. Ltd.	2,000	56,643
Luxshare Precision Industry Co. Ltd., Class A	4,300	19,004
Nan Ya Printed Circuit Board Corp.	6,000	53,728
Omron Corp.	38,800	2,018,036
Posiflex Technology, Inc.	5,000	20,152
Primax Electronics Ltd.	52,000	98,123
Samsung SDI Co. Ltd.	477	269,280
Shimadzu Corp.	4,300	132,159
Simplo Technology Co. Ltd.	20,000	198,191
Sinbon Electronics Co. Ltd.	4,000	35,334
Spectris PLC	6,235	241,397
Sunny Optical Technology Group Co. Ltd.	2,400	28,572
TE Connectivity Ltd.	4,738	597,557
Tong Hsing Electronic Industries Ltd.	6,000	38,396
Tripod Technology Corp.	6,000	18,942
Xiamen Faratronic Co. Ltd., Class A	700	15,620

		5,816,297

Energy Equipment & Services — 0.0%
Baker Hughes Co.	11,655	338,228
Patterson-UTI Energy, Inc.	2,218	39,813
Worley Ltd.	3,439	34,880

		412,921

Entertainment — 0.2%
CJ ENM Co. Ltd.	257	16,592
Krafton, Inc.(a)	478	84,132
NCSoft Corp.	348	126,065
NetEase, Inc.	1,900	27,471
Studio Dragon Corp.(a)	800	44,738
Walt Disney Co.(a)	22,427	2,194,931

		2,493,929

Equity Real Estate Investment Trusts (REITs) — 0.8%
Brixmor Property Group, Inc.	43,841	1,016,234
Crown Castle, Inc.	910	128,701
Digital Realty Trust, Inc.	1,273	143,162
Equinix, Inc.	4,475	3,090,659

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equity Residential	1,418	$91,971
Klepierre SA	8,294	192,191
Prologis, Inc.	31,397	3,698,253
RLJ Lodging Trust	17	206
Segro PLC	131,233	1,269,985
Simon Property Group, Inc.	10,128	1,209,688
Stockland	450,337	1,175,774
Tritax Big Box REIT PLC	26,791	46,824
Warehouses De Pauw CVA	4,345	116,099

		12,179,747

Food & Staples Retailing — 0.6%
Cosmos Pharmaceutical Corp.	2,400	244,655
Costco Wholesale Corp.	6,801	3,667,439
Lawson, Inc.	36,400	1,303,722
Marks & Spencer Group PLC(a)	74,188	108,279
Raia Drogasil SA	6,791	30,046
Sendas Distribuidora SA	32,701	124,078
Shoprite Holdings Ltd.	11,905	175,237
Tesco PLC	42,777	117,861
Tsuruha Holdings, Inc.	51,400	3,328,448
Walmart, Inc.	1,682	256,370

		9,356,135

Food Products — 0.8%
Associated British Foods PLC	61,851	1,186,224
BRF SA(a)	7,708	13,977
Chocoladefabriken Lindt & Spruengli AG	76	799,468
Gruma SAB de CV, Class B	4,042	50,040
Grupo Bimbo SAB de CV, Series A	28,229	119,784
Kellogg Co.	978	71,345
Kuala Lumpur Kepong Bhd	21,200	99,792
Leroy Seafood Group ASA	8,542	41,688
M Dias Branco SA	2,766	20,926
Marfrig Global Foods SA	12,309	20,873
Minerva SA	14,766	35,426
Mondelez International, Inc., Class A	71,334	4,822,892
Mowi ASA	3,092	48,454
Nestlé SA, Registered Shares	11,115	1,322,947
Nissin Foods Holdings Co. Ltd.	7,900	602,020
Nomad Foods Ltd.(a)	25,535	446,607
Sao Martinho SA	3,758	20,704
Tingyi Cayman Islands Holding Corp.	66,000	107,946
Tongwei Co. Ltd., Class A	4,000	24,435
Tyson Foods, Inc., Class A	31,430	2,083,180
Uni-President China Holdings Ltd.	131,000	114,987
Want Want China Holdings Ltd.	47,000	31,904

		12,085,619

Gas Utilities — 0.0%
ENN Energy Holdings Ltd.	1,900	26,925
Korea Gas Corp.	710	18,949
Perusahaan Gas Negara Tbk PT	1,340,900	161,382

		207,256

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	26,174	2,815,799
Align Technology, Inc.(a)	3,820	751,241
Becton Dickinson and Co.	3,258	812,350
Boston Scientific Corp.(a)	153,627	6,954,694
Dentium Co. Ltd.	565	38,315
Edwards Lifesciences Corp.(a)	30,735	2,374,279
Enovis Corp.(a)	390	21,111
IDEXX Laboratories, Inc.(a)	252	107,319
Koninklijke Philips NV	18,205	272,795

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC	91,326	$7,218,407
Osstem Implant Co. Ltd.	300	25,651

		21,391,961

Health Care Providers & Services — 1.8%
Alfresa Holdings Corp.	1,900	23,134
AmerisourceBergen Corp.	3,862	659,205
Cigna Corp.	15,784	5,191,200
CVS Health Corp.	45,473	4,632,789
Elevance Health, Inc.	4,585	2,443,438
Fleury SA	28,436	97,319
Humana, Inc.	677	372,282
Jinxin Fertility Group Ltd.(b)	29,500	23,286
Qualicorp Consultoria e Corretora de Seguros SA	26,605	31,376
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	55,700	92,879
Sinopharm Group Co. Ltd., Class H	64,000	151,835
UnitedHealth Group, Inc.	24,636	13,494,616

		27,213,359

Hotels, Restaurants & Leisure — 1.0%
Alsea SAB de CV(a)	184,333	370,691
Aristocrat Leisure Ltd.	205,798	4,945,417
Booking Holdings, Inc.(a)	1,112	2,312,348
Boyd Gaming Corp.	2,018	123,764
Chipotle Mexican Grill, Inc.(a)	271	440,906
Expedia Group, Inc.(a)	5,734	612,621
Flight Centre Travel Group Ltd.(a)	20,614	228,381
InterContinental Hotels Group PLC	9,274	539,776
International Game Technology PLC	8,722	214,038
Travel + Leisure Co.	89,709	3,486,989
Trip.com Group Ltd.(a)	750	23,736
Trip.com Group Ltd., ADR(a)	14,144	451,901
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	45,000	44,653
Yum China Holdings, Inc.	20,415	1,125,275
Zamp SA(a)	10,484	11,900

		14,932,396

Household Durables — 0.1%
Barratt Developments PLC	145,704	704,592
Bellway PLC	2,427	58,974
Garmin Ltd.	1,748	162,546
Mohawk Industries, Inc.(a)	1,393	141,153
Taylor Wimpey PLC	20,611	25,979
Whirlpool Corp.	4,918	720,634

		1,813,878

Household Products — 0.7%
Colgate-Palmolive Co.	84,360	6,536,213
Procter & Gamble Co.	29,313	4,372,327

		10,908,540

Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure PLC	11,504	320,961
Auren Energia SA	31,539	84,297
China Datang Corp. Renewable Power Co. Ltd., Class H	58,000	16,800
Clearway Energy, Inc., Class C	3,548	125,741
Drax Group PLC	50,444	373,189
Meridian Energy Ltd.	6,589	20,451

		941,439

Industrial Conglomerates — 1.1%
3M Co.	25,973	3,271,819
Doosan Co. Ltd.	717	54,057

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	45,684	$3,927,454
Honeywell International, Inc.	8,333	1,829,510
Samsung C&T Corp.	1,024	96,059
Siemens AG, Registered Shares	46,502	6,449,123
Smiths Group PLC	41,496	798,645

		16,426,667

Insurance — 1.9%
Ageas SA/NV	4,609	186,627
AIA Group Ltd.	681,200	6,917,320
Aon PLC, Class A	1,317	406,005
AXA SA	20,362	575,605
Brighthouse Financial, Inc.(a)	4,894	272,792
Cathay Financial Holding Co. Ltd.	37,000	52,653
Direct Line Insurance Group PLC	44,537	112,706
Helvetia Holding AG, Registered Shares	407	45,771
Hyundai Marine & Fire Insurance Co. Ltd.	1,452	33,493
Lincoln National Corp.	3,730	145,246
Manulife Financial Corp.	230,720	4,155,927
Marsh & McLennan Cos., Inc.	27,871	4,826,700
Medibank Pvt Ltd.	29,019	57,898
MetLife, Inc.	84,522	6,482,837
Ping An Insurance Group Co. of China Ltd., H Shares	110,500	682,228
Sampo Oyj, A Shares	2,358	119,417
Swiss Life Holding AG, Registered Shares	1,627	869,768
T&D Holdings, Inc.	2,600	31,609
Talanx AG	1,250	55,572
Travelers Cos., Inc.	13,903	2,638,928
Unum Group	1,353	57,070

		28,726,172

Interactive Media & Services — 2.1%
AfreecaTV Co. Ltd.	2,616	175,034
Alphabet, Inc., Class A(a)	111,750	11,285,632
Alphabet, Inc., Class C, NVS(a)	82,596	8,379,364
Auto Trader Group PLC(b)	156,747	1,082,073
Baidu, Inc., Class A(a)	67,050	904,882
JOYY, Inc., ADR	3,231	98,416
Kakao Corp.	5,126	224,911
Kuaishou Technology(a)(b)	46,100	347,331
Meta Platforms, Inc., Class A(a)	37,731	4,456,031
NAVER Corp.	283	41,138
REA Group Ltd.	1,167	99,432
Rightmove PLC	9,517	64,580
Scout24 SE(b)	8,428	462,597
Tencent Holdings Ltd.	114,700	4,337,531

		31,958,952

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd.(a)	285,500	3,107,143
Amazon.com, Inc.(a)	104,704	10,108,124
Coupang, Inc.(a)	17,342	337,822
eBay, Inc.	57,431	2,609,665
JD.com, Inc., Class A	20,850	595,221
Meituan, Class B(a)(b)	30,900	666,113
momo.com, Inc.	2,000	39,457
Ping An Healthcare and Technology Co. Ltd.(a)(b)	5,600	14,236
ZOZO, Inc.	2,300	58,067

		17,535,848

IT Services — 2.3%
Accenture PLC, Class A	29,084	8,752,248
Capgemini SE	796	143,915
Cielo SA	233,833	214,937

Security	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	97,338	$6,055,397
DXC Technology Co.(a)	1,572	46,641
EPAM Systems, Inc.(a)	832	306,659
Gartner, Inc.(a)	11,596	4,062,891
Genpact Ltd.	1,838	84,750
Mastercard, Inc., Class A	10,826	3,858,386
Nomura Research Institute Ltd.	41,500	919,588
Otsuka Corp.	10,800	363,507
Paychex, Inc.	6,208	769,978
Samsung SDS Co. Ltd.	816	79,733
StoneCo Ltd., Class A(a)	14,096	164,641
Visa, Inc., Class A	43,006	9,332,302
Wiwynn Corp.	4,000	115,432

		35,271,005

Leisure Products — 0.0%
Sankyo Co. Ltd.	1,400	54,779
Sega Sammy Holdings, Inc.	35,200	469,412

		524,191

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	40,161	6,224,152
Danaher Corp.	11,063	3,024,735
Mettler-Toledo International, Inc.(a)	1,276	1,875,158
Pharmaron Beijing Co. Ltd., Class H(b)	2,850	16,489
Thermo Fisher Scientific, Inc.	7,896	4,423,497
West Pharmaceutical Services, Inc.	183	42,943
WuXi AppTec Co. Ltd., H Shares(b)	22,200	223,851
Wuxi Biologics Cayman, Inc.(a)(b)	69,500	455,485

		16,286,310

Machinery — 0.5%
Amada Co. Ltd.	203,200	1,638,180
ANDRITZ AG	15,820	865,782
Daifuku Co. Ltd.	1,300	67,678
DMG Mori Co. Ltd.	5,900	79,691
Doosan Bobcat, Inc.	831	22,746
Ebara Corp.	6,500	252,719
Epiroc AB, Class A	7,800	150,197
Hiwin Technologies Corp.	7,000	42,723
Hyundai Construction Equipment Co. Ltd.	1,451	66,972
Kinik Co.	7,000	25,872
Otis Worldwide Corp.	1,791	139,859
PACCAR, Inc.	6,188	655,371
Rational AG	340	213,623
Snap-on, Inc.	367	88,300
Spirax-Sarco Engineering PLC	1,760	240,366
Techtronic Industries Co. Ltd.	9,000	109,711
Timken Co.	1,072	81,451
Toyota Industries Corp.	800	45,894
Trelleborg AB, B Shares	2,017	49,374
Valmet Oyj	21,920	566,603
VAT Group AG(b)	1,237	346,700
Wartsila Oyj Abp	52,006	450,497
Xylem, Inc.	8,895	999,353
Yaskawa Electric Corp.	9,200	302,776

		7,502,438

Marine — 0.2%
AP Moller - Maersk A/S, Class A	165	350,306
AP Moller - Maersk A/S, Class B	836	1,812,412
Evergreen Marine Corp. Taiwan Ltd.	26,000	139,588
Kuehne + Nagel International AG, Registered Shares	1,577	383,115
Orient Overseas International Ltd.	1,500	28,502

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Marine (continued)
Pan Ocean Co. Ltd.	7,293	$30,339
Wisdom Marine Lines Co. Ltd.	18,000	36,485
ZIM Integrated Shipping Services Ltd.	2,730	57,385

		2,838,132

Media — 0.8%
Cheil Worldwide, Inc.	1,203	22,313
Comcast Corp., Class A	153,629	5,628,966
Fox Corp., Class A, NVS	188,924	6,130,584
Fox Corp., Class B	12,069	368,346
Fuji Media Holdings, Inc.	2,700	21,255
ProSiebenSat.1 Media SE	18,162	165,029

		12,336,493

Metals & Mining — 0.9%
Aluminum Corp. of China Ltd., Class H	134,000	57,307
Anglo American PLC	46,986	1,953,448
Anglo American PLC	41,357	1,679,001
APERAM SA	829	26,316
ArcelorMittal SA	31,844	873,134
Aurubis AG	1,932	155,105
Boliden AB	2,699	101,950
China Hongqiao Group Ltd.	40,000	37,803
Cia Brasileira de Aluminio	7,679	18,024
CMOC Group Ltd., Class H	561,000	262,818
CSN Mineracao SA	120,209	88,952
Dongkuk Steel Mill Co. Ltd.	2,425	25,815
Dowa Holdings Co. Ltd.	1,000	33,216
Endeavour Mining PLC	3,487	74,009
Ganfeng Lithium Group Co. Ltd., Class A	83,700	966,340
Gloria Material Technology Corp.	25,000	27,008
Gold Fields Ltd.	4,991	55,420
Henan Shenhuo Coal & Power Co. Ltd., Class A	25,700	61,367
Jiangxi Copper Co. Ltd., Class A	12,800	31,479
Jiangxi Copper Co. Ltd., Class H	26,000	38,058
Korea Zinc Co. Ltd.	339	163,889
Mitsui Mining & Smelting Co. Ltd.	3,400	78,227
MMG Ltd.(a)	84,000	22,107
Outokumpu Oyj	11,339	57,197
POSCO Holdings, Inc.	1,222	279,716
Reliance Steel & Aluminum Co.	2,467	521,252
Sigma Lithium Corp.(a)	575	19,723
South32 Ltd.	28,030	77,854
Southern Copper Corp.	1,247	76,092
thyssenkrupp AG(a)	68,803	387,826
Tianshan Aluminum Group Co. Ltd., Class A	59,500	60,182
Tibet Summit Resources Co. Ltd., Class A(a)	54,300	176,772
Wheaton Precious Metals Corp.	138,788	5,416,771
Xiamen Tungsten Co. Ltd., Class A	38,600	117,347
Youngy Co. Ltd., Class A(a)	3,100	54,074
Zhejiang Huayou Cobalt Co. Ltd., Class A	26,400	233,590

		14,309,189

Multiline Retail — 0.0%
J Front Retailing Co. Ltd.	2,800	23,707
Shinsegae, Inc.	720	116,441
Woolworths Holdings Ltd.	7,666	29,191

		169,339

Multi-Utilities — 0.3%
A2A SpA	31,024	41,651
Centrica PLC	766,327	884,667

Security	Shares	Value

Multi-Utilities (continued)
E.ON SE	56,420	$540,930
Engie SA	200,615	3,049,708

		4,516,956

Oil, Gas & Consumable Fuels — 3.2%
Aker BP ASA	12,054	419,362
ARC Resources Ltd.	62,257	924,726
Birchcliff Energy Ltd.	7,009	55,962
BP PLC	153,958	919,396
Chevron Corp.	59,403	10,889,164
China Petroleum & Chemical Corp., Class H	2,162,000	1,020,668
Crescent Point Energy Corp.	153,893	1,195,541
Enbridge, Inc.	41,707	1,722,354
Enerplus Corp.	19,052	354,229
Eni SpA	2,231	33,264
EOG Resources, Inc.	18,838	2,673,677
EQT Corp.	8,403	356,371
Equinor ASA	107,546	4,141,683
Exxon Mobil Corp.	88,571	9,861,495
Inpex Corp.	78,400	863,939
Magnolia Oil & Gas Corp., Class A	1,485	38,729
Marathon Oil Corp.	52,656	1,612,853
Marathon Petroleum Corp.	34,328	4,181,494
Ovintiv, Inc.	2,076	115,471
Parex Resources, Inc.	6,757	96,747
PetroChina Co. Ltd., Class H	2,842,000	1,293,202
Petroleo Brasileiro SA	6,033	35,168
Pioneer Natural Resources Co.	1,689	398,587
Range Resources Corp.	8,464	244,356
Shell PLC	2,376	69,535
SK Innovation Co. Ltd.(a)	329	45,521
S-Oil Corp.	391	25,887
TC Energy Corp.	40,415	1,790,681
Tourmaline Oil Corp.	29,154	1,774,403
Ultrapar Participacoes SA	60,201	161,948
Valero Energy Corp.	5,999	801,586
Var Energi ASA	24,754	91,382
Vermilion Energy, Inc.	7,106	140,466
Williams Cos., Inc.	36,446	1,264,676

		49,614,523

Paper & Forest Products — 0.0%
Dexco SA	9,578	15,356
West Fraser Timber Co. Ltd.	4,362	341,203

		356,559

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	3,421	806,638
L’Oreal SA	1,587	596,007
Natura & Co. Holding SA	41,369	92,394
Pola Orbis Holdings, Inc.	7,300	95,875
Unilever PLC	83,164	4,158,295

		5,749,209

Pharmaceuticals — 3.1%
Astellas Pharma, Inc.	57,600	893,355
AstraZeneca PLC	789	106,784
Bayer AG, Registered Shares	1,463	84,908
Bristol-Myers Squibb Co.	100,888	8,099,289
China Medical System Holdings Ltd.	15,000	21,970
CSPC Pharmaceutical Group Ltd.	28,000	36,073
Dechra Pharmaceuticals PLC	640	21,137
Eli Lilly & Co.	9,482	3,518,581
GSK PLC	97,715	1,661,552
H Lundbeck A/S	3,188	11,780

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	68,882	$12,260,996
Lotus Pharmaceutical Co. Ltd.	8,000	63,994
Merck & Co., Inc.	2,965	326,506
Novartis AG, Registered Shares	64,352	5,724,403
Novo Nordisk A/S, Class B	36,332	4,557,418
Ono Pharmaceutical Co. Ltd.	3,600	92,261
Pfizer, Inc.	101,911	5,108,798
Roche Holding AG	777	312,132
Santen Pharmaceutical Co. Ltd.	12,200	99,663
Sino Biopharmaceutical Ltd.	93,000	55,055
Takeda Pharmaceutical Co. Ltd.	168,500	4,954,445
Teva Pharmaceutical Industries Ltd., ADR(a)	41,898	367,445

		48,378,545

Professional Services — 0.7%
Experian PLC	95,086	3,364,262
KBR, Inc.	652	33,689
ManpowerGroup, Inc.	7,105	621,830
Randstad NV	2,203	127,605
Recruit Holdings Co. Ltd.	26,000	841,237
RELX PLC	15,165	425,241
Robert Half International, Inc.	16,022	1,262,213
Teleperformance	1,474	336,487
Wolters Kluwer NV	32,889	3,624,711

		10,637,275

Real Estate Management & Development — 0.4%
China Resources Land Ltd.	40,000	185,797
City Developments Ltd.	34,000	208,882
Country Garden Holdings Co. Ltd.	243,000	95,038
Country Garden Services Holdings Co. Ltd.	81,000	202,538
Daiwa House Industry Co. Ltd.	42,200	971,825
Greentown China Holdings Ltd.	47,000	80,782
Jones Lang LaSalle, Inc.(a)	1,906	320,532
LEG Immobilien SE	3,847	246,837
Longfor Group Holdings Ltd.(b)	5,000	15,234
Mitsubishi Estate Co. Ltd.	73,700	1,040,685
Mitsui Fudosan Co. Ltd.	114,100	2,313,159
Shimao Services Holdings Ltd.(a)(b)	49,000	17,263
Sun Hung Kai Properties Ltd.	8,500	102,538
Zillow Group, Inc., Class A(a)	582	21,767
Zillow Group, Inc., Class C, NVS(a)	6,214	236,008

		6,058,885

Road & Rail — 0.0%
Knight-Swift Transportation Holdings, Inc.	4,547	252,040
Localiza Rent a Car SA	37,363	431,492
Movida Participacoes SA	7,152	12,156

		695,688

Semiconductors & Semiconductor Equipment — 2.6%
Advantest Corp.	11,600	789,527
Analog Devices, Inc.	39,591	6,806,089
Applied Materials, Inc.	6,209	680,506
ASE Technology Holding Co. Ltd.	154,000	492,530
ASML Holding NV	4,616	2,818,161
ASPEED Technology, Inc.	3,000	208,595
Cirrus Logic, Inc.(a)	7,174	535,970
Disco Corp.	2,300	691,283
Elan Microelectronics Corp.	20,000	58,824
Faraday Technology Corp.	31,000	173,382
Formosa Sumco Technology Corp.	31,000	161,228
Foxsemicon Integrated Technology, Inc.	4,000	25,155
Global Unichip Corp.	48,000	1,161,502
Globalwafers Co. Ltd.	6,000	93,177

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	174,819	$5,256,807
JA Solar Technology Co. Ltd., Class A	3,800	31,411
King Yuan Electronics Co. Ltd.	59,000	68,586
Kinsus Interconnect Technology Corp.	65,000	263,866
Koh Young Technology, Inc.	1,933	21,274
Lam Research Corp.	2,481	1,171,975
LONGi Green Energy Technology Co. Ltd., Class A	187,200	1,214,365
M31 Technology Corp.	6,000	100,586
MediaTek, Inc.	25,000	604,095
Monolithic Power Systems, Inc.	75	28,647
NVIDIA Corp.	12,075	2,043,452
NXP Semiconductors NV	8,256	1,451,735
Parade Technologies Ltd.	2,000	52,488
QUALCOMM, Inc.	17,704	2,239,379
Realtek Semiconductor Corp.	20,000	207,919
RichWave Technology Corp.	15,000	63,573
Silergy Corp.	4,000	60,012
Silicon Laboratories, Inc.(a)	2,983	433,847
Sino-American Silicon Products, Inc.	21,000	110,186
Taiwan Semiconductor Manufacturing Co. Ltd.	411,000	6,600,600
Teradyne, Inc.	3,612	337,541
Texas Instruments, Inc.	14,811	2,672,793
Tokyo Electron Ltd.	800	271,497
United Microelectronics Corp.	397,000	598,015
Wafer Works Corp.	19,000	28,875
WinWay Technology Co. Ltd.	2,000	29,051
WONIK IPS Co. Ltd.	2,303	50,693
XinTec, Inc.	7,000	24,115
Xinyi Solar Holdings Ltd.	36,000	42,242

		40,775,554

Software — 3.6%
Adobe, Inc.(a)	20,784	7,169,025
Cadence Design Systems, Inc.(a)	6,644	1,143,034
Check Point Software Technologies Ltd.(a)	5,276	700,811
DocuSign, Inc.(a)	4,279	201,413
HubSpot, Inc.(a)	1,831	554,848
InterDigital, Inc.	2	100
Intuit, Inc.	3,871	1,577,781
Kingdee International Software Group Co. Ltd.(a)	66,000	111,376
Manhattan Associates, Inc.(a)	924	116,369
Microsoft Corp.	129,195	32,962,812
Nemetschek SE	2,576	128,742
Palo Alto Networks, Inc.(a)	17,550	2,981,745
RingCentral, Inc., Class A(a)	5,748	213,021
Salesforce, Inc.(a)	19,201	3,076,960
ServiceNow, Inc.(a)	4,902	2,040,703
Workday, Inc., Class A(a)	14,887	2,499,527

		55,478,267

Specialty Retail — 1.4%
Best Buy Co., Inc.	32,851	2,802,190
China Yongda Automobiles Services Holdings Ltd.	79,000	49,534
Dufry AG, Registered Shares(a)	691	28,308
Fast Retailing Co. Ltd.	1,200	713,568
Foschini Group Ltd.	7,466	45,516
Home Depot, Inc.	30,289	9,813,333
Industria de Diseno Textil SA	12,515	326,689
Lojas Renner SA	3,673	16,251
Lowe’s Cos., Inc.	20,460	4,348,773
Penske Automotive Group, Inc.	156	19,726
Shinsegae International, Inc.	1,864	34,722
Topsports International Holdings Ltd.(b)	66,000	42,381
Ulta Beauty, Inc.(a)	4,878	2,267,490

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
Via S/A(a)	275,859	$115,354
Williams-Sonoma, Inc.	4,195	490,396

		21,114,231
Technology Hardware, Storage & Peripherals — 3.3%
Advantech Co. Ltd.	5,000	54,427
Apple Inc.	261,849	38,761,507
Chicony Electronics Co. Ltd.	33,000	89,395
Dell Technologies, Inc., Class C	17,375	778,226
FUJIFILM Holdings Corp.	5,200	279,719
Hewlett Packard Enterprise Co.	219,259	3,679,166
HP, Inc.	66,500	1,997,660
King Slide Works Co. Ltd.	2,000	26,957
Lenovo Group Ltd.	232,000	198,139
Lite-On Technology Corp.	25,000	53,354
Ricoh Co. Ltd.	7,600	60,370
Samsung Electronics Co. Ltd.	84,813	4,075,176

		50,054,096
Textiles, Apparel & Luxury Goods — 1.1%
adidas AG	5,058	652,017
ANTA Sports Products Ltd.	44,200	525,328
Bosideng International Holdings Ltd.	50,000	24,913
Burberry Group PLC	11,880	313,986
Capri Holdings Ltd.(a)	444	25,463
Carter’s, Inc.	1,925	140,602
Fila Holdings Corp.	677	17,235
Fulgent Sun International Holding Co. Ltd.	10,000	49,381
Hermes International	2,238	3,637,374
Kering SA	9,328	5,604,610
Li Ning Co. Ltd.	23,000	184,840
Lululemon Athletica, Inc.(a)	8,401	3,194,984
Makalot Industrial Co. Ltd.	8,000	60,905
Moncler SpA	13,082	681,887
Ralph Lauren Corp.	1,335	151,015
Swatch Group AG	4,351	1,164,271
Tapestry, Inc.	2,381	89,930
Youngone Corp.	495	18,036

		16,536,777
Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc.	26,326	515,200

Trading Companies & Distributors — 0.6%
IMCD NV	3,859	570,763
ITOCHU Corp.	47,000	1,476,133
Marubeni Corp.	2,100	23,756
Mitsubishi Corp.	51,100	1,721,005
Mitsui & Co. Ltd.	126,600	3,674,403
Posco International Corp.	1,187	21,870
SiteOne Landscape Supply, Inc.(a)	3,848	483,039
Sumitomo Corp.	30,600	501,665
Travis Perkins PLC	4,018	45,113
Univar Solutions, Inc.(a)	707	23,423

		8,541,170
Transportation Infrastructure — 0.0%
CCR SA	77,111	174,747
EcoRodovias Infraestrutura e Logistica SA(a)	25,397	21,387
Fraport AG Frankfurt Airport Services Worldwide(a)	757	33,130
Grupo Aeroportuario del Pacifico SAB de CV, Class B	4,887	79,379
Kamigumi Co. Ltd.	14,100	287,935

Security		Shares	Value
Transportation Infrastructure (continued)
Santos Brasil Participacoes SA		35,199	$51,347
Taiwan High Speed Rail Corp.		21,000	19,748

			667,673
Water Utilities — 0.1%
Cia de Saneamento de Minas Gerais-COPASA		23,472	71,375
United Utilities Group PLC		77,778	964,752

			1,036,127
Wireless Telecommunication Services — 0.2%
Far EasTone Telecommunications Co. Ltd.		18,000	39,746
Freenet AG		23,084	513,101
KDDI Corp.		19,300	574,070
MTN Group Ltd.		85,406	699,873
SK Telecom Co. Ltd.		4,810	183,385
Tele2 AB, B Shares		132,536	1,177,353

			3,187,528

Total Common Stocks — 56.3%
(Cost: $738,690,258)			864,316,941

		Par (000)
Corporate Bonds
Air Freight & Logistics — 0.1%
United Parcel Service, Inc., 4.45%, 04/01/30	USD	1,450	1,438,962

Automobiles — 0.2%
Honda Motor Co. Ltd., 2.53%, 03/10/27		1,000	918,349
Toyota Motor Credit Corp.
3.05%, 03/22/27		1,000	939,344
1.90%, 04/06/28		850	743,355

			2,601,048
Banks — 4.1%
Banco Santander SA
2.75%, 05/28/25		600	563,857
1.85%, 03/25/26		400	352,522
4.18%, 03/24/28		1,000	926,811
3.23%, 11/22/32		200	149,014
Bank of America Corp.
3.38%, 04/02/26		1,450	1,380,725
1.73%, 07/22/27		1,050	920,036
2.55%, 02/04/28		1,150	1,028,800
4.38%, 04/27/28		1,260	1,209,769
2.09%, 06/14/29		1,200	1,012,908
3.19%, 07/23/30		370	322,936
2.50%, 02/13/31		1,400	1,151,783
5.02%, 07/22/33		1,320	1,274,353
Series N, 1.66%, 03/11/27		1,150	1,019,012
Bank of Montreal, 1.25%, 09/15/26		1,890	1,657,749
Bank of Nova Scotia
1.05%, 03/02/26		1,550	1,373,532
1.30%, 09/15/26		1,500	1,318,379
2.95%, 03/11/27		1,450	1,336,230
Barclays PLC
2.85%, 05/07/26		1,100	1,014,216
2.28%, 11/24/27		1,000	860,115
7.44%, 11/02/33		920	974,549
Canadian Imperial Bank of Commerce, 3.30%, 04/07/25		600	578,138
Citigroup, Inc.
2.01%, 01/25/26		1,590	1,476,230
1.46%, 06/09/27		1,075	935,769

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Citigroup, Inc.
Series VAR, 3.07%, 02/24/28	USD	1,650	$1,499,254
HSBC Holdings PLC
3.00%, 03/10/26		1,200	1,119,918
1.59%, 05/24/27		1,800	1,542,247
2.25%, 11/22/27		2,250	1,939,388
2.21%, 08/17/29		1,400	1,131,398
2.80%, 05/24/32		1,800	1,398,199
4.76%, 03/29/33		450	389,323
ING Groep NV, 4.02%, 03/28/28		1,710	1,595,605
JPMorgan Chase & Co.
2.01%, 03/13/26		1,503	1,396,662
2.08%, 04/22/26		352	327,013
2.95%, 10/01/26		1,092	1,030,341
1.05%, 11/19/26		1,150	1,014,456
1.47%, 09/22/27		400	347,204
4.85%, 07/25/28		1,835	1,796,649
5.72%, 09/14/33		2,320	2,295,094
Lloyds Banking Group PLC
4.45%, 05/08/25		1,000	977,740
2.44%, 02/05/26		2,220	2,053,237
3.75%, 01/11/27		1,000	929,686
3.75%, 03/18/28		600	548,058
3.57%, 11/07/28		850	758,589
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25		1,000	906,060
1.54%, 07/20/27		1,450	1,261,121
2.34%, 01/19/28		1,250	1,103,701
Mizuho Financial Group, Inc.
2.65%, 05/22/26		1,350	1,250,830
1.55%, 07/09/27		1,850	1,610,998
2.17%, 05/22/32		400	304,803
NatWest Group PLC
1.64%, 06/14/27		1,560	1,335,568
5.52%, 09/30/28		2,310	2,269,285
4.89%, 05/18/29		620	583,717
Royal Bank of Canada
3.38%, 04/14/25		600	580,909
0.88%, 01/20/26		1,200	1,066,333
Santander UK Group Holdings PLC, 1.53%, 08/21/26		1,000	878,312
Toronto-Dominion Bank
3.20%, 03/10/32		1,220	1,054,307
Series FXD, 1.95%, 01/12/27		1,850	1,652,824

			62,786,262
Beverages — 1.0%
Coca-Cola Co.
2.25%, 01/05/32		1,050	884,708
3.00%, 03/05/51		3,310	2,486,456
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32		1,730	1,319,449
Diageo Capital PLC
1.38%, 09/29/25		1,000	915,600
2.00%, 04/29/30		3,300	2,732,473
5.50%, 01/24/33		980	1,034,563
Keurig Dr Pepper, Inc.
2.25%, 03/15/31		1,300	1,048,972
4.05%, 04/15/32		1,750	1,609,010
PepsiCo, Inc.
3.60%, 02/18/28		845	818,062
4.20%, 07/18/52		2,450	2,285,971

			15,135,264

Security		Par (000)	Value
Biotechnology — 0.6%
AbbVie, Inc., 2.95%, 11/21/26	USD	800	$749,019
Amgen, Inc.
2.20%, 02/21/27		650	590,710
3.00%, 02/22/29		1,000	904,491
4.88%, 03/01/53		95	86,650
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30		8,620	6,772,576

			9,103,446
Building Products — 0.2%
Johnson Controls International plc, 3.90%, 02/14/26.		3,000	2,930,196
Owens Corning, 3.40%, 08/15/26		350	327,284

			3,257,480
Capital Markets — 2.0%
Ares Capital Corp., 2.88%, 06/15/27		1,000	857,081
Blackstone Private Credit Fund, 2.63%, 12/15/26		130	110,465
Credit Suisse AG, 1.25%, 08/07/26		430	340,871
Deutsche Bank AG, 1.69%, 03/19/26		1,200	1,065,748
FactSet Research Systems, Inc., 2.90%, 03/01/27		3,000	2,741,679
FS KKR Capital Corp., 2.63%, 01/15/27		795	669,898
Goldman Sachs Group, Inc.
1.54%, 09/10/27		4,070	3,516,558
2.64%, 02/24/28		2,400	2,141,129
2.60%, 02/07/30		1,220	1,021,114
2.38%, 07/21/32		430	339,651
Series VAR, 1.09%, 12/09/26		1,000	880,938
Morgan Stanley
2.19%, 04/28/26		1,000	930,191
4.68%, 07/17/26		510	504,198
3.13%, 07/27/26		1,100	1,031,778
3.63%, 01/20/27		900	855,206
1.51%, 07/20/27		1,950	1,696,729
2.48%, 01/21/28		950	844,045
1.79%, 02/13/32		2,060	1,567,742
4.89%, 07/20/33		1,085	1,034,980
2.48%, 09/16/36		550	408,890
Nasdaq, Inc., 1.65%, 01/15/31		1,000	771,815
Nomura Holdings, Inc., 1.85%, 07/16/25		1,200	1,095,942
Prospect Capital Corp., 3.36%, 11/15/26		800	671,051
S&P Global, Inc.
2.45%, 03/01/27(b)		1,000	919,584
2.90%, 03/01/32(b)		1,135	978,017
Thomson Reuters Corp., 3.35%, 05/15/26		3,740	3,556,731

			30,552,031
Chemicals — 0.1%
DuPont de Nemours, Inc., 4.49%, 11/15/25		700	694,400

Commercial Services & Supplies — 0.0%
Republic Services, Inc., 1.75%, 02/15/32		800	621,823

Communications Equipment — 0.2%
Motorola Solutions, Inc.
2.30%, 11/15/30		1,400	1,103,966
2.75%, 05/24/31		890	718,173
5.60%, 06/01/32		810	806,742

			2,628,881
Construction & Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/01/30		1,500	1,246,832

Consumer Finance — 0.0%
American Express Co., 2.55%, 03/04/27		700	635,774

Distributors — 0.0%
Genuine Parts Co., 1.75%, 02/01/25		500	466,622

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services — 0.1%
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	USD	2,000	$1,769,350
1.65%, 06/15/31		130	99,905
2.75%, 04/15/32		50	41,679
RELX Capital, Inc., 3.00%, 05/22/30		185	160,641

			2,071,575
Diversified Telecommunication Services — 0.3%
Deutsche Telekom International Finance BV
3.60%, 01/19/27(b)		1,340	1,278,278
9.25%, 06/01/32		750	949,951
Koninklijke KPN NV, 8.38%, 10/01/30		450	506,271
Lumen Technologies, Inc., 5.38%, 06/15/29(b)		1,235	872,219
Verizon Communications, Inc., 2.10%, 03/22/28		1,500	1,312,391

			4,919,110
Electric Utilities — 0.5%
Avangrid, Inc.
3.20%, 04/15/25		2,180	2,082,780
3.80%, 06/01/29		500	457,498
Eversource Energy
2.90%, 03/01/27		1,000	917,562
3.38%, 03/01/32		750	657,059
Series U, 1.40%, 08/15/26		200	176,193
Exelon Corp.
2.75%, 03/15/27(b)		550	506,956
3.35%, 03/15/32(b)		350	307,506
NSTAR Electric Co.
3.25%, 05/15/29		1,000	916,178
3.95%, 04/01/30		1,000	949,233

			6,970,965
Electronic Equipment, Instruments & Components — 0.5%
Allegion U.S. Holding Co., Inc., 3.55%, 10/01/27		45	40,832
Flex Ltd., 3.75%, 02/01/26		1,000	934,562
Keysight Technologies, Inc.
4.60%, 04/06/27		1,250	1,215,007
3.00%, 10/30/29		3,070	2,672,401
Teledyne Technologies, Inc.
1.60%, 04/01/26		1,000	890,040
2.25%, 04/01/28		1,000	862,203
2.75%, 04/01/31		1,000	823,952

			7,438,997
Energy Equipment & Services — 0.1%
CGG SA, 8.75%, 04/01/27(b)		600	504,633
Johnson Controls International plc/Tyco Fire &
Security Finance SCA
1.75%, 09/15/30		400	321,453
2.00%, 09/16/31		360	284,339

			1,110,425
Entertainment — 0.0%
Electronic Arts, Inc., 4.80%, 03/01/26		500	501,799

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.
1.30%, 09/15/25		1,000	899,368
1.45%, 09/15/26		490	426,361
Crown Castle, Inc., 1.05%, 07/15/26		940	813,442
Equinix, Inc., 1.45%, 05/15/26		1,000	881,453
Iron Mountain, Inc., 5.25%, 07/15/30(b)		700	630,000
Life Storage LP, 3.88%, 12/15/27		450	418,355
Uniti Group LP/Uniti Group Finance, Inc./CSL
Capital LLC, 6.50%, 02/15/29(b)		1,685	1,234,263
VICI Properties LP, 5.13%, 05/15/32		1,110	1,041,191

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc., 4.00%, 06/01/25	USD	900	$878,425
Weyerhaeuser Co., 3.38%, 03/09/33		90	75,678

			7,298,536
Food & Staples Retailing — 0.2%
Bunge Ltd. Finance Corp.
1.63%, 08/17/25		1,150	1,046,962
3.75%, 09/25/27		1,200	1,126,731
2.75%, 05/14/31		1,800	1,494,466

			3,668,159
Food Products — 0.6%
Campbell Soup Co., 4.15%, 03/15/28		600	580,092
General Mills, Inc.
4.00%, 04/17/25		500	491,915
3.20%, 02/10/27		1,250	1,188,840
2.25%, 10/14/31		3,880	3,162,182
Kellogg Co.
3.40%, 11/15/27		670	628,894
4.30%, 05/15/28		3,000	2,945,780
2.10%, 06/01/30		1,000	814,764

			9,812,467
Gas Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 05/20/27		890	849,060
ONE Gas, Inc., 4.25%, 09/01/32		155	148,161
Southwest Gas Corp., 4.05%, 03/15/32		550	479,136

			1,476,357
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories, 4.90%, 11/30/46		1,260	1,264,468

Health Care Providers & Services — 1.0%
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		1,010	886,123
Elevance Health, Inc., 3.65%, 12/01/27		1,500	1,426,462
HCA, Inc.
5.25%, 06/15/26		850	843,256
3.13%, 03/15/27(b)		440	400,230
Humana, Inc.
4.50%, 04/01/25		1,050	1,038,309
1.35%, 02/03/27		1,200	1,035,241
3.70%, 03/23/29		1,500	1,381,308
Laboratory Corp. of America Holdings, 1.55%, 06/01/26		2,000	1,771,784
Quest Diagnostics, Inc., 3.45%, 06/01/26		400	382,284
UnitedHealth Group, Inc.
5.30%, 02/15/30		1,560	1,611,011
4.20%, 05/15/32		5,000	4,814,670
5.88%, 02/15/53		200	221,328

			15,812,006
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp., 3.30%, 07/01/25		900	875,336
Starbucks Corp., 2.00%, 03/12/27		850	763,568

			1,638,904
Household Products — 0.0%
Colgate-Palmolive Co., 3.25%, 08/15/32		50	45,737

Industrial Conglomerates — 0.2%
3M Co., 3.05%, 04/15/30		1,450	1,293,832
Trane Technologies Luxembourg Finance SA,
3.80%, 03/21/29		1,980	1,835,777

			3,129,609

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance — 0.9%
Alleghany Corp., 3.63%, 05/15/30	USD	3,270	$3,037,896
Arthur J Gallagher & Co.
2.40%, 11/09/31		580	457,980
3.50%, 05/20/51		1,170	834,502
Hanover Insurance Group, Inc.
4.50%, 04/15/26		1,810	1,779,100
2.50%, 09/01/30		380	294,975
Manulife Financial Corp., 4.15%, 03/04/26		1,220	1,200,072
Marsh & McLennan Cos., Inc.
4.38%, 03/15/29		1,820	1,771,365
2.25%, 11/15/30		2,000	1,645,253
2.38%, 12/15/31		790	641,458
Progressive Corp.
2.50%, 03/15/27		200	183,889
3.00%, 03/15/32		400	353,208
Unum Group, 4.13%, 06/15/51		950	661,773
Willis North America, Inc., 2.95%, 09/15/29		850	717,640

			13,579,111
Internet & Direct Marketing Retail — 0.1%
Cogent Communications Group, Inc., 7.00%, 06/15/27(b)		900	877,500

IT Services — 0.9%
Automatic Data Processing, Inc., 1.70%, 05/15/28		5,380	4,724,007
Block Financial LLC, 3.88%, 08/15/30		1,490	1,312,747
CGI, Inc., 2.30%, 09/14/31		1,850	1,422,389
Gartner, Inc., 4.50%, 07/01/28(b)		975	917,884
International Business Machines Corp.
2.20%, 02/09/27		750	679,438
2.72%, 02/09/32		750	634,646
4.40%, 07/27/32		2,350	2,260,215
Mastercard, Inc., 2.00%, 11/18/31		1,450	1,192,487
VeriSign, Inc., 2.70%, 06/15/31		620	508,170

			13,651,983
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.
3.05%, 09/22/26		2,000	1,875,254
2.30%, 03/12/31		3,210	2,616,487

			4,491,741
Machinery — 0.4%
Cummins, Inc.
0.75%, 09/01/25		680	613,896
1.50%, 09/01/30		1,470	1,174,913
IDEX Corp., 2.63%, 06/15/31		3,500	2,919,699
Wabash National Corp., 4.50%, 10/15/28(b)		750	634,184

			5,342,692
Media — 0.1%
Interpublic Group of Cos., Inc., 4.65%, 10/01/28		500	479,119
Sirius XM Radio, Inc., 5.50%, 07/01/29(b)		900	837,990

			1,317,109
Metals & Mining — 0.3%
Mineral Resources Ltd., 8.50%, 05/01/30(b)		850	866,966
Reliance Steel & Aluminum Co.
1.30%, 08/15/25		680	612,460
2.15%, 08/15/30		1,910	1,503,779
Steel Dynamics, Inc.
2.40%, 06/15/25		750	702,462
3.25%, 01/15/31		400	341,883

			4,027,550

Security		Par (000)	Value
Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28	USD	350	$333,608
2.40%, 06/15/31		1,000	827,724
Series 20A, 3.35%, 04/01/30		1,500	1,354,873

			2,516,205
Oil, Gas & Consumable Fuels — 0.8%
Baker Hughes Holdings LLC/Baker Hughes Co- Obligor, Inc., 4.49%, 05/01/30		500	481,042
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29		4,170	3,803,959
EQT Corp., 7.00%, 02/01/30		1,520	1,599,129
Kinder Morgan, Inc., 2.00%, 02/15/31		850	671,364
MPLX LP, 2.65%, 08/15/30		2,030	1,665,872
ONEOK, Inc.
2.20%, 09/15/25		370	339,454
5.85%, 01/15/26		1,000	1,013,965
6.35%, 01/15/31		2,000	2,057,378
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		1,290	1,191,013

			12,823,176
Paper & Forest Products — 0.0%
Louisiana-Pacific Corp., 3.63%, 03/15/29(b)		725	603,591

Pharmaceuticals — 0.8%
Astrazeneca Finance LLC
1.20%, 05/28/26		1,150	1,027,107
1.75%, 05/28/28		800	695,606
2.25%, 05/28/31		990	830,698
Bristol-Myers Squibb Co., 2.95%, 03/15/32		710	626,591
Jazz Securities DAC, 4.38%, 01/15/29(b)		700	635,264
Merck & Co., Inc., 2.15%, 12/10/31		1,550	1,288,115
Novartis Capital Corp., 2.20%, 08/14/30		3,030	2,600,035
Zoetis, Inc.
4.50%, 11/13/25		290	287,578
5.40%, 11/14/25		740	751,179
3.00%, 09/12/27		640	591,070
2.00%, 05/15/30		3,770	3,106,009

			12,439,252
Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(b)		1,595	1,423,537

Real Estate Management & Development — 0.0%
CBRE Services, Inc., 4.88%, 03/01/26		500	500,150

Road & Rail — 0.0%
Canadian National Railway Co., 3.85%, 08/05/32		575	540,006

Semiconductors & Semiconductor Equipment — 0.9%
Applied Materials, Inc., 1.75%, 06/01/30		900	743,405
Broadcom, Inc.
4.15%, 04/15/32(b)		1,240	1,093,235
4.30%, 11/15/32		900	800,279
NVIDIA Corp.
3.20%, 09/16/26		1,810	1,739,028
1.55%, 06/15/28		600	515,323
2.00%, 06/15/31		3,490	2,837,404
3.70%, 04/01/60		500	378,713
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		850	852,809
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		800	746,650
Texas Instruments, Inc.
1.90%, 09/15/31		459	374,861
3.65%, 08/16/32		3,545	3,309,161

			13,390,868

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30	USD	3,570	$3,069,718
Electronic Arts, Inc., 1.85%, 02/15/31		1,000	802,070
Intuit, Inc.
1.35%, 07/15/27		1,000	870,298
1.65%, 07/15/30		4,690	3,756,472
ServiceNow, Inc., 1.40%, 09/01/30		3,000	2,336,964
VMware, Inc.
1.80%, 08/15/28		3,950	3,260,787
2.20%, 08/15/31		960	732,706

			14,829,015
Home Depot, Inc.
2.88%, 04/15/27		350	328,400
1.50%, 09/15/28		1,050	900,064
1.88%, 09/15/31		1,420	1,151,081
Lowe’s Cos., Inc.
4.00%, 04/15/25		350	344,951
3.35%, 04/01/27		1,500	1,423,450
1.70%, 09/15/28		1,150	978,310

			5,126,256
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.
3.35%, 08/08/32		2,000	1,845,542
3.95%, 08/08/52		1,740	1,521,633
4.10%, 08/08/62		140	121,257
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31		226	186,466

			3,674,898
Trading Companies & Distributors — 0.0%
GATX Corp., 3.50%, 06/01/32		350	294,017

Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., 3.20%, 03/15/27(b)		350	326,596
T-Mobile U.S.A., Inc.
2.70%, 03/15/32		2,940	2,412,745
5.65%, 01/15/53		315	315,883
5.80%, 09/15/62		260	259,253

			3,314,477

Total Corporate Bonds — 20.4% (Cost: $331,269,106)			313,091,073

		Shares/ Investment Value
Investment Companies
Equity Funds — 0.8%
iShares MSCI India ETF(c)(d)		263,848	11,672,636

Total Investment Companies — 0.8% (Cost: $12,122,760)			11,672,636

		Shares
Preferred Securities
Preferred Stocks — 0.2%
Airlines — 0.0%
Azul SA(a)		59,150	139,744

Automobiles — 0.0%
Bayerische Motoren Werke AG		1,541	133,719

Security		Shares	Value
Banks — 0.0%
Banco Bradesco SA		100	$299
Bancolombia SA		24,294	160,970

			161,269
Biotechnology — 0.0%
Grifols SA, Class B(a)		1,625	13,034

Chemicals — 0.1%
FUCHS PETROLUB SE		782	27,392
Sociedad Quimica y Minera de Chile SA, Class B		16,651	1,660,523

			1,687,915
Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA, Class B		27,729	261,401
Cia Energetica de Minas Gerais		122,518	270,565
Cia Paranaense de Energia, Class B		92,895	143,567

			675,533
Machinery — 0.0%
Randon SA Implementos e Participacoes		14,162	25,489

Metals & Mining — 0.0%
Gerdau SA		43,361	263,123
Usinas Siderurgicas de Minas Gerais SA Usiminas,
Class A		38,822	57,979

			321,102
Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA		98,216	499,658

Total Preferred Securities — 0.2% (Cost: $3,460,328)			3,657,463

Rights
Banks — 0.0%
Shanghai Commercial & Savings Bank Ltd., Expires 12/08/22, Strike Price TWD 37		1,100	491

Total Rights — 0.0% (Cost: $ —)			491

		Par (000)
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 7.5%
Fannie Mae Mortgage-Backed Securities
1.50%, 02/01/37 - 08/01/37	USD	455	398,876
2.00%, 04/01/37 - 01/01/52		34,414	28,842,028
2.50%, 04/01/51 - 07/01/51		7,417	6,385,332
3.00%, 09/01/34 - 04/01/52		2,237	2,041,062
4.00%, 03/01/51 - 08/01/52		1,200	1,144,231
Freddie Mac Mortgage-Backed Securities
1.50%, 03/01/37		186	163,087
2.00%, 04/01/37		964	870,082
2.50%, 07/01/51		4,165	3,577,818
4.00%, 06/01/52 - 08/01/52		657	621,201
Ginnie Mae Mortgage-Backed Securities
1.50%, 12/01/52(e)		100	81,488
2.00%, 10/20/51 - 12/01/52(e)		6,608	5,631,672
2.50%, 07/20/51 - 12/01/52(e)		16,010	14,087,249
3.00%, 12/20/51 - 12/01/52(e)		15,428	13,944,083
3.50%, 01/20/52 - 12/01/52(e)		11,635	10,815,393
4.00%, 07/20/52 - 12/01/52(e)		8,996	8,591,068
4.50%, 12/01/52(e)		1,400	1,371,180
5.00%, 12/01/52(e)		500	499,531

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
1.50%, 12/01/37 - 12/01/52(e)	USD	5,589	$4,549,553
2.00%, 12/01/37(e)		2,186	1,966,558
2.50%, 12/01/37(e)		3,975	3,672,510
3.00%, 12/01/37 - 12/01/52(e)		3,100	2,884,996
3.50%, 12/01/52(e)		1,025	938,195
4.00%, 12/01/37 - 12/01/52(e)		1,400	1,330,203
5.00%, 12/01/52(e)		500	497,500
5.50%, 12/01/52(e)		750	758,514

			115,663,410

Total U.S. Government Sponsored Agency Securities — 7.5%
(Cost: $120,271,196)			115,663,410

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40		23,000	14,718,203
2.25%, 05/15/41 - 02/15/52		46,000	33,958,828
2.38%, 02/15/42		10,000	7,779,297
3.00%, 02/15/47		5,000	4,200,195
U.S. Treasury Notes
2.50%, 03/31/27		35,000	33,051,758
1.88%, 02/28/29 - 02/15/32		33,000	28,955,469
2.38%, 05/15/29		16,000	14,720,625
0.63%, 08/15/30		5,000	3,994,141

Total U.S. Treasury Obligations — 9.2% (Cost: $163,616,610)			141,378,516

Total Long-Term Investments — 94.4% (Cost: $1,369,430,258)			1,449,780,530

Security		Shares	Value
Short-Term Securities
Money Market Funds — 5.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(d)(f)		67,099,892	$67,099,892
SL Liquidity Series, LLC, Money Market Series, 4.05%(d)(f)(g)		9,329,268	9,325,536

			76,425,428

		Par (000)
U.S. Treasury Obligations(h) — 2.6%
U.S. Treasury Bills, 3.26%, 12/29/22	USD	40,000	39,881,813

Total Short-Term Securities — 7.6% (Cost: $116,323,918)			116,307,241

Total Investments — 102.0% (Cost: $1,485,754,176)			1,566,087,771
Liabilities in Excess of Other Assets — (2.0)%			(29,957,582)

Net Assets — 100.0%			$1,536,130,189

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(h)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares/ Investment Value Held at 11/30/22	Income (Expense)		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$147,853,903	$—		$(80,754,011	)(a)	$—	$—	$67,099,892	67,099,892	$1,106,214		$—

iShares MSCI Brazil ETF(b)	5,319,190	692,824		(5,506,860)		(845,978)	340,824	—	—	226,216		—

iShares MSCI China A ETF(b)	4,428,395	—		(3,780,160)		(923,261)	275,026	—	—	8,416		—

iShares MSCI India ETF	10,931,223	—		—		—	741,413	11,672,636	263,848	—		—

iShares MSCI South

Korea ETF(b)	10,737,392	1,001,161		(9,352,817)		(2,619,010)	233,274	—	—	—		—

iShares MSCI Taiwan ETF(b)	15,453,788	4,305,928		(15,418,528)		(5,114,053)	772,865	—	—	—		—

SL Liquidity Series, LLC, Money Market Series	—	9,328,855	(a)	—		(4,184)	865	9,325,536	9,329,268	20,742	(c)	—

						$(9,506,486)	$2,364,267	$88,098,064		$1,361,588		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	182	12/16/22	$37,139	$2,461,860
U.S. Treasury Notes (10 Year)	179	03/22/23	20,367	183,955

				2,645,815

Short Contracts
S&P/Toronto Stock Exchange 60 Index	6	12/15/22	1,107	(55,278)
E-Mini S&P 500 Index	205	12/16/22	36,597	(1,267,352)
Mini MSCI EAFE Index	60	12/16/22	5,940	(774,988)
Mini MSCI Emerging Markets Index	99	12/16/22	4,863	(649,544)
U.S. Treasury Long-Term Bonds	80	03/22/23	10,210	(116,008)
U.S. Ultra Treasury Bonds	70	03/22/23	9,601	(134,612)
U.S. Ultra Treasury Bonds (10 Year)	56	03/22/23	6,731	(68,743)
U.S. Treasury Notes (2 Year)	187	03/31/23	38,434	(125,894)
U.S. Treasury Notes (5 Year)	237	03/31/23	25,781	(204,043)

				(3,396,462)

				$(750,647)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	426,782	EUR	419,200	BNP Paribas S.A.	12/21/22	$(10,275)
USD	413,977	GBP	353,700	Bank of America N.A.	12/21/22	(12,685)
USD	4,399,610	JPY	621,541,400	Citibank N.A.	12/21/22	(114,873)

						(137,833)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD 15,460	$(444,613)	$709,362	$(1,153,975)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty
SOFR plus 0.09%, 3.82%	Quarterly	MSCI ACWI ESG Universal Index	Quarterly	BNP Paribas S.A.	04/11/23	USD 98,646	$12,711,192	$—	$12,711,192

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$709,362	$—	$—	$(1,153,975)
OTC Swaps	—	—	12,711,192	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,461,860	$—	$183,955	$—	$2,645,815
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	12,711,192	—	—	—	12,711,192

	$—	$—	$15,173,052	$—	$183,955	$—	$15,357,007

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,747,162	$—	$649,300	$—	$3,396,462
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	137,833	—	—	137,833
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,153,975	—	—	—	—	1,153,975

	$—	$1,153,975	$2,747,162	$137,833	$649,300	$—	$4,688,270

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,086,571	$—	$7,091,917	$—	$9,178,488
Forward foreign currency exchange contracts	—	—	—	227,557	—	—	227,557
Swaps	—	(34,510)	(23,477,133)	—	—	—	(23,511,643)

	$—	$(34,510)	$(21,390,562)	$227,557	$7,091,917	$—	$(14,105,598)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,062,573)	$—	$(1,125,997)	$—	$(3,188,570)
Forward foreign currency exchange contracts	—	—	—	(113,642)	—	—	(113,642)
Swaps	—	(233,441)	19,726,879	—	—	—	19,493,438

	$—	$(233,441)	$17,664,306	$(113,642)	$(1,125,997)	$—	$16,191,226

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$73,679,805
Average notional value of contracts — short	$160,036,748
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$5,337,960
Credit default swaps
Average notional value — buy protection	$12,383,050
Total return swaps
Average notional amount	$96,925,685

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,300,390	$1,481,607
Forward foreign currency exchange contracts	—	137,833
Swaps — centrally cleared	—	156,011
Swaps — OTC(a)	12,711,192	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$14,011,582	$1,775,451

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,300,390)	(1,637,618)

Total derivative assets and liabilities subject to an MNA	$12,711,192	$137,833

(a) Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas S.A.	$12,711,192	$(10,275)	$—	$(10,680,268)	$2,020,649

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$12,685	$—	$—	$—	$12,685
BNP Paribas S.A.	10,275	(10,275)	—	—	—
Citibank N.A.	114,873	—	—	—	114,873

	$137,833	$(10,275)	$—	$—	$127,558

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,848,984	$2,879,795	$—	$7,728,779
Air Freight & Logistics	2,282,800	2,143,022	—	4,425,822
Airlines	285,636	457,995	—	743,631
Auto Components	794,037	347,427	—	1,141,464
Automobiles	7,966,349	14,412,962	—	22,379,311
Banks	32,920,569	18,348,655	—	51,269,224
Beverages	24,152,772	5,564,082	—	29,716,854
Biotechnology	12,355,496	2,824,732	—	15,180,228
Building Products	3,389,525	501,881	—	3,891,406
Capital Markets	9,100,725	8,148,519	—	17,249,244
Chemicals	1,820,440	11,799,562	—	13,620,002
Commercial Services & Supplies	1,005,911	57,254	—	1,063,165
Communications Equipment	6,546,696	1,204,676	—	7,751,372
Construction & Engineering	3,871,786	4,013,303	—	7,885,089
Construction Materials	—	840,696	—	840,696
Consumer Finance	11,873,923	—	—	11,873,923
Containers & Packaging	1,205,098	—	—	1,205,098
Distributors	32,598	—	—	32,598
Diversified Consumer Services	1,862,517	88,691	—	1,951,208
Diversified Financial Services	4,765,627	2,236,940	—	7,002,567
Diversified Telecommunication Services	2,273,900	5,950,330	—	8,224,230
Electric Utilities	10,219,244	4,754,159	—	14,973,403
Electrical Equipment	100,912	6,514,239	—	6,615,151
Electronic Equipment, Instruments & Components	665,189	5,151,108	—	5,816,297
Energy Equipment & Services	378,041	34,880	—	412,921
Entertainment	2,194,931	298,998	—	2,493,929
Equity Real Estate Investment Trusts (REITs)	9,378,874	2,800,873	—	12,179,747
Food & Staples Retailing	4,077,933	5,278,202	—	9,356,135
Food Products	7,705,754	4,379,865	—	12,085,619
Gas Utilities	—	207,256	—	207,256
Health Care Equipment & Supplies	21,055,200	336,761	—	21,391,961
Health Care Providers & Services	26,922,225	291,134	—	27,213,359
Hotels, Restaurants & Leisure	9,150,433	5,781,963	—	14,932,396
Household Durables	1,024,333	789,545	—	1,813,878
Household Products	10,908,540	—	—	10,908,540
Independent Power and Renewable Electricity Producers	530,999	410,440	—	941,439
Industrial Conglomerates	9,028,783	7,397,884	—	16,426,667
Insurance	18,985,505	9,740,667	—	28,726,172
Interactive Media & Services	24,219,443	7,739,509	—	31,958,952
Internet & Direct Marketing Retail	13,055,611	4,480,237	—	17,535,848
IT Services	33,648,830	1,622,175	—	35,271,005
Leisure Products	—	524,191	—	524,191
Life Sciences Tools & Services	15,590,485	695,825	—	16,286,310
Machinery	1,964,334	5,538,104	—	7,502,438
Marine	57,385	2,780,747	—	2,838,132
Media	12,127,896	208,597	—	12,336,493
Metals & Mining	6,214,823	8,094,366	—	14,309,189
Multiline Retail	—	169,339	—	169,339
Multi-Utilities	—	4,516,956	—	4,516,956
Oil, Gas & Consumable Fuels	40,690,684	8,923,839	—	49,614,523
Paper & Forest Products	356,559	—	—	356,559
Personal Products	899,032	4,850,177	—	5,749,209
Pharmaceuticals	29,693,395	18,685,150	—	48,378,545

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Balanced Fund, Inc.

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Professional Services	$1,917,732	$8,719,543	$—	$10,637,275
Real Estate Management & Development	578,307	5,480,578	—	6,058,885
Road & Rail	695,688	—	—	695,688
Semiconductors & Semiconductor Equipment	23,658,741	17,116,813	—	40,775,554
Software	55,238,149	240,118	—	55,478,267
Specialty Retail	19,873,513	1,240,718	—	21,114,231
Technology Hardware, Storage & Peripherals	45,216,559	4,837,537	—	50,054,096
Textiles, Apparel & Luxury Goods	3,601,994	12,934,783	—	16,536,777
Thrifts & Mortgage Finance	515,200	—	—	515,200
Trading Companies & Distributors	506,462	8,034,708	—	8,541,170
Transportation Infrastructure	326,860	340,813	—	667,673
Water Utilities	71,375	964,752	—	1,036,127
Wireless Telecommunication Services	—	3,187,528	—	3,187,528
Corporate Bonds	—	313,091,073	—	313,091,073
Investment Companies	11,672,636	—	—	11,672,636
Preferred Securities
Preferred Stocks	1,822,795	1,834,668	—	3,657,463
Rights	—	491	—	491
U.S. Government Sponsored Agency Securities	—	115,663,410	—	115,663,410
U.S. Treasury Obligations	—	141,378,516	—	141,378,516
Short-Term Securities
Money Market Funds	67,099,892	—	—	67,099,892
U.S. Treasury Obligations	—	39,881,813	—	39,881,813

	$676,996,665	$879,765,570	$—	1,556,762,235

Investments valued at NAV(a)				9,325,536

				$1,566,087,771

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,461,860	$12,711,192	$—	$15,173,052
Interest Rate Contracts	183,955	—	—	183,955
Liabilities
Credit Contracts	—	(1,153,975)	—	(1,153,975)
Equity Contracts	(2,747,162)	—	—	(2,747,162)
Foreign Currency Exchange Contracts	—	(137,833)	—	(137,833)
Interest Rate Contracts	(649,300)	—	—	(649,300)

	$(750,647)	$11,419,384	$—	$10,668,737

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statement of Assets and Liabilities (unaudited)

November 30, 2022

BlackRock Sustainable Balanced Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,477,989,707
Investments, at value — affiliated(c)	88,098,064
Cash	283,249
Cash pledged:
Collateral — TBA commitments	650,932
Futures contracts	3,017,991
Centrally cleared swaps	1,015,000
Foreign currency, at value(d)	2,097,468
Receivables:
Securities lending income — affiliated	7,665
Capital shares sold	1,324,141
Dividends — unaffiliated	2,292,483
Dividends — affiliated	215,792
Interest — unaffiliated	3,324,865
Variation margin on futures contracts	1,300,390
Unrealized appreciation on OTC swaps	12,711,192
Prepaid expenses	88,599

Total assets	1,594,417,538

LIABILITIES
Foreign bank overdraft(e)	79,163
Cash received as collateral for OTC derivatives	10,680,268
Collateral on securities loaned	9,328,855
Payables:
Investments purchased	32,730,894
Capital shares redeemed	2,724,623
Investment advisory fees	505,478
Directors’ and Officer’s fees	311
Other accrued expenses	165,380
Other affiliate fees	45,253
Service and distribution fees	251,673
Variation margin on futures contracts	1,481,607
Variation margin on centrally cleared swaps	156,011
Unrealized depreciation on forward foreign currency exchange contracts	137,833

Total liabilities	58,287,349

NET ASSETS	$1,536,130,189

NET ASSETS CONSIST OF:
Paid-in capital	$1,528,794,128
Accumulated earnings	7,336,061

NET ASSETS	$1,536,130,189

(a) Investments, at cost — unaffiliated	$1,397,206,853
(b) Securities loaned, at value	$9,207,564
(c) Investments, at cost — affiliated	$88,547,323
(d) Foreign currency, at cost	$2,008,859
(e) Foreign bank overdraft, at cost	$75,575

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Sustainable Balanced Fund, Inc.

NET ASSET VALUE

Institutional

Net assets	$495,315,964

Shares outstanding	21,954,500

Net asset value	$22.56

Shares authorized	400 million

Par value	$0.10

Investor A

Net assets	$864,925,028

Shares outstanding	38,582,254

Net asset value	$22.42

Shares authorized	200 million

Par value	$0.10

Investor C

Net assets	$94,933,864

Shares outstanding	5,166,646

Net asset value	$18.37

Shares authorized	200 million

Par value	$0.10

Class K

Net assets	$70,310,466

Shares outstanding	3,116,027

Net asset value	$22.56

Shares authorized	2 billion

Par value	$0.10

Class R

Net assets	$10,644,867

Shares outstanding	532,344

Net asset value	$20.00

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statement of Operations (unaudited)

Six Months Ended November 30, 2022

BlackRock Sustainable Balanced Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$9,262,723
Dividends — affiliated	1,340,846
Interest — unaffiliated	10,173,306
Securities lending income — affiliated — net	20,742
Foreign taxes withheld	(378,556)

Total investment income	20,419,061

EXPENSES
Investment advisory	3,224,291
Service and distribution — class specific	1,589,283
Transfer agent — class specific	546,938
Registration	79,433
Professional	61,783
Accounting services	59,810
Printing and postage	21,547
Directors and Officer	7,659
Custodian	6,033
Miscellaneous	18,235

Total expenses	5,615,012
Less:
Fees waived and/or reimbursed by the Manager	(131,254)

Total expenses after fees waived and/or reimbursed	5,483,758

Net investment income	14,935,303

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(39,888,217)
Investments — affiliated	(9,506,486)
Futures contracts	9,178,488
Forward foreign currency exchange contracts	227,557
Foreign currency transactions	(305,515)
Swaps	(23,511,643)

(63,805,816)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,540,217)
Investments — affiliated	2,364,267
Futures contracts	(3,188,570)
Forward foreign currency exchange contracts	(113,642)
Foreign currency translations	129,990
Swaps	19,493,438

9,145,266

Net realized and unrealized loss	(54,660,550)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,725,247)

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

Six Months Ended November 30, 2022

	BlackRock Sustainable Balanced Fund, Inc.
	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,935,303	$10,762,244	$10,908,009
Net realized gain (loss)	(63,805,816)	5,857,740	217,515,757
Net change in unrealized appreciation (depreciation)	9,145,266	(106,551,322)	46,066,694

Net increase (decrease) in net assets resulting from operations	(39,725,247)	(89,931,338)	274,490,460

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(19,293,205)	(77,221,254)	(24,269,626)
Investor A	(31,746,349)	(111,883,846)	(30,500,926)
Investor C	(4,159,590)	(17,181,797)	(4,954,528)
Class K	(2,592,592)	(8,479,663)	(2,474,683)
Class R	(411,460)	(1,542,874)	(501,960)

Decrease in net assets resulting from distributions to shareholders	(58,203,196)	(216,309,434)	(62,701,723)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(34,768,905)	135,227,933	146,398,629

NET ASSETS
Total increase (decrease) in net assets	(132,697,348)	(171,012,839)	358,187,366
Beginning of period	1,668,827,537	1,839,840,376	1,481,653,010

End of period	$1,536,130,189	$1,668,827,537	$1,839,840,376

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc.

	Institutional
	Six Months Ended 11/30/22		Period from 10/01/21		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		to 05/31/22		09/30/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$23.94		$28.28		$24.89		$23.32		$23.95	$26.09	$23.86

Net investment income(a)	0.24		0.19		0.23		0.33		0.48	0.47	0.41
Net realized and unrealized gain (loss)	(0.77)		(1.27)		4.22		2.47		0.52	1.89	3.01

Net increase (decrease) from investment operations	(0.53)		(1.08)		4.45		2.80		1.00	2.36	3.42

Distributions(b)
From net investment income	(0.13)		(0.11)		(0.24)		(0.37)		(0.41)	(0.47)	(0.40)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(0.85)		(3.26)		(1.06)		(1.23)		(1.63)	(4.50)	(1.19)

Net asset value, end of period	$22.56		$23.94		$28.28		$24.89		$23.32	$23.95	$26.09

Total Return(c)
Based on net asset value	(2.03	)%(d)	(4.88	)%(d)	18.30%		12.35%		5.16%	10.14%	14.83	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.52	%(g)	0.71	%(g)(h)	0.75	%(i)	0.78	%(j)	0.80%	0.91%	0.93%

Total expenses after fees waived and/or reimbursed	0.51	%(g)	0.50	%(g)(h)	0.50	%(i)	0.52	%(j)	0.53%	0.62%	0.62%

Net investment income	2.15	%(g)	1.08	%(g)(h)	0.85	%(i)	1.42	%(j)	2.11%	1.97%	1.67%

Supplemental Data
Net assets, end of period (000)	$495,316		$554,201		$666,819		$568,977		$488,105	$427,511	$395,850

Portfolio turnover rate of the Fund(k)	86%		296%		—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		N/A		459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Advantage Large Cap Core Portfolio and the Master Total Return Portfolio (the “Master Portfolios”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Portfolio turnover rate (excluding MDRs)	65%	N/A	161%	274%	241%	350%	540%

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor A
	Six Months Ended 11/30/22		Period from 10/01/21		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	(unaudited)		to 05/31/22		09/30/21		09/30/20		09/30/19		09/30/18		09/30/17

Net asset value, beginning of period	$23.79		$28.14		$24.78		$23.22		$23.86		$26.00		$23.78

Net investment income(a)	0.21		0.15		0.16		0.27		0.41		0.40		0.34
Net realized and unrealized gain (loss)	(0.75)		(1.27)		4.20		2.46		0.52		1.89		3.01

Net increase (decrease) from investment operations	(0.54)		(1.12)		4.36		2.73		0.93		2.29		3.35

Distributions(b)
From net investment income	(0.11)		(0.08)		(0.18)		(0.31)		(0.35)		(0.40)		(0.34)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(0.83)		(3.23)		(1.00)		(1.17)		(1.57)		(4.43)		(1.13)

Net asset value, end of period	$22.42		$23.79		$28.14		$24.78		$23.22		$23.86		$26.00

Total Return(c)
Based on net asset value	(2.12	)%(d)	(5.06	)%(d)	17.98%		12.08%		4.84%		9.86%		14.52	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.78	%(g)	0.95	%(g)(h)	1.01	%(i)	1.04	%(j)	1.07	%(j)	1.20	%(i)	1.21	%(i)

Total expenses after fees waived and/or reimbursed	0.76	%(g)	0.75	%(g)(h)	0.76	%(i)	0.79	%(j)	0.80	%(j)	0.91	%(i)	0.90	%(i)

Net investment income	1.90	%(g)	0.84	%(g)(h)	0.59	%(i)	1.15	%(j)	1.83	%(j)	1.68	%(i)	1.38	%(i)

Supplemental Data

Net assets, end of period (000)	$864,925		$922,198		$952,967		$737,708		$594,909		$528,701		$535,542

Portfolio turnover rate of the Fund(k)	86%		296%		—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		N/A		459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%		130%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Not annualized.

(e) Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Annualized.

(h) From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k) Excludes transactions in the Master Portfolios.
(l) Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Portfolio turnover rate (excluding MDRs)	65%	N/A	161%	274%	241%	350%	540%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor C
	Six Months Ended 11/30/22		Period from 10/01/21		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		to 05/31/22		09/30/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$19.67		$23.81		$21.15		$20.00		$20.79	$23.21	$21.34

Net investment income (loss)(a)	0.10		0.01		(0.04)		0.08		0.21	0.19	0.14
Net realized and unrealized gain (loss)	(0.64)		(1.01)		3.57		2.10		0.43	1.67	2.68

Net increase (decrease) from investment operations	(0.54)		(1.00)		3.53		2.18		0.64	1.86	2.82

Distributions(b)
From net investment income	(0.04)		—		(0.05)		(0.17)		(0.21)	(0.25)	(0.16)
From net realized gain	(0.72)		(3.14)		(0.82)		(0.86)		(1.22)	(4.03)	(0.79)

Total distributions	(0.76)		(3.14)		(0.87)		(1.03)		(1.43)	(4.28)	(0.95)

Net asset value, end of period	$18.37		$19.67		$23.81		$21.15		$20.00	$20.79	$23.21

Total Return(c)
Based on net asset value	(2.56	)%(d)	(5.49	)%(d)	17.07%		11.20%		4.09%	9.03%	13.62	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.54	%(g)	1.72	%(g)(h)	1.78	%(i)	1.80	%(j)	1.83%	1.95%	1.97%

Total expenses after fees waived and/or reimbursed	1.52	%(g)	1.52	%(g)(h)	1.52	%(i)	1.55	%(j)	1.56%	1.66%	1.66%

Net investment income (loss)	1.14	%(g)	0.07	%(g)(h)	(0.17	)%(i)	0.41	%(j)	1.07%	0.93%	0.63%

Supplemental Data
Net assets, end of period (000)	$94,934		$110,628		$134,700		$126,159		$125,584	$103,756	$104,113

Portfolio turnover rate of the Fund(k)	86%		296%		—%		—%		4%	140%	109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		N/A		459%		556%		574%	734%	806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%	148%	130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Portfolio turnover rate (excluding MDRs)	65%	N/A	161%	274%	241%	350%	540%

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited)		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$23.94		$28.28		$24.89		$23.32		$23.95	$23.61

Net investment income(b)	0.24		0.20		0.25		0.34		0.49	0.33
Net realized and unrealized gain (loss)	(0.76)		(1.27)		4.22		2.47		0.52	0.25

Net increase (decrease) from investment operations	(0.52)		(1.07)		4.47		2.81		1.01	0.58

Distributions(c)
From net investment income	(0.14)		(0.12)		(0.26)		(0.38)		(0.42)	(0.24)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)	—

Total distributions	(0.86)		(3.27)		(1.08)		(1.24)		(1.64)	(0.24)

Net asset value, end of period	$22.56		$23.94		$28.28		$24.89		$23.32	$23.95

Total Return(d)
Based on net asset value	(2.00	)%(e)	(4.84	)%(e)	18.36%		12.42%		5.23%	2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.46	%(g)	0.64	%(g)(h)	0.69	%(i)	0.72	%(j)	0.73%	0.81	%(g)

Total expenses after fees waived and/or reimbursed	0.44	%(g)	0.44	%(g)(h)	0.44	%(i)	0.46	%(j)	0.46%	0.51	%(g)

Net investment income	2.22	%(g)	1.15	%(g)(h)	0.90	%(i)	1.47	%(j)	2.15%	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$70,310		$70,740		$72,222		$36,970		$21,901	$8,283

Portfolio turnover rate of the Fund(k)	86%		296%		—%		—%		4%	140	%(l)

Portfolio turnover rate of the Master Total Return Portfolio(m)	N/A		N/A		459%		556%		574%	734	%(l)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%	148	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (g) Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Portfolio turnover is representative of the Fund for the entire year.
(m)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Portfolio turnover rate	65%	N/A	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited)		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17
Net asset value, beginning of period	$21.32		$25.55		$22.59		$21.27		$22.00		$24.30		$22.31

Net investment income(a)	0.15		0.07		0.05		0.17		0.31		0.29		0.24
Net realized and unrealized gain (loss)	(0.68)		(1.12)		3.83		2.24		0.46		1.77		2.81

Net increase (decrease) from investment operations	(0.53)		(1.05)		3.88		2.41		0.77		2.06		3.05

Distributions(b)
From net investment income	(0.07)		(0.03)		(0.10)		(0.23)		(0.28)		(0.33)		(0.27)
From net realized gain	(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)		(0.79)

Total distributions	(0.79)		(3.18)		(0.92)		(1.09)		(1.50)		(4.36)		(1.06)

Net asset value, end of period	$20.00		$21.32		$25.55		$22.59		$21.27		$22.00		$24.30

Total Return(c)
Based on net asset value	(2.30	)%(d)	(5.32	)%(d)	17.56%		11.67%		4.47%		9.51%		14.11	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.17	%(g)	1.35	%(g)(h)	1.39	%(i)	1.40	%(j)	1.41	%(j)	1.55	%(i)	1.56	%(i)

Total expenses after fees waived and/or reimbursed	1.15	%(g)	1.14	%(g)(h)	1.13	%(i)	1.15	%(j)	1.14	%(j)	1.26	%(i)	1.25	%(i)

Net investment income	1.51	%(g)	0.44	%(g)(h)	0.21	%(i)	0.82	%(j)	1.50	%(j)	1.33	%(i)	1.04	%(i)

Supplemental Data
Net assets, end of period (000)	$10,645		$11,061		$13,132		$11,840		$11,833		$14,363		$16,257

Portfolio turnover rate of the Fund(k)	86%		296%		—%		—%		4%		140%		109%

Portfolio turnover rate of the Master Total Return Portfolio(l)	N/A		N/A		459%		556%		574%		734%		806%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Excludes transactions in the Master Portfolios.
(l)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Portfolio turnover rate (excluding MDRs)	65%	N/A	161%	274%	241%	350%	540%

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Balanced Capital Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund is referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 9, 2021, the Board of Directors of the Fund (the “Board”) approved the repurpose of BlackRock Balanced Capital Fund, Inc. to BlackRock Sustainable Balanced Fund, Inc., including certain changes to the Fund’s investment strategy and investment process. As part of the repurpose, the Fund redeemed its investments in Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio (the “Master Portfolios”) and began to operate as a stand-alone fund holding individual securities. The Fund’s name change and certain changes to the Fund’s investment strategy and investment process were effective April 8, 2022. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Mortgage-Backed Securities: For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount(b)
Barclays Capital, Inc.	$2,212,000	$(2,212,000)	$—	$—
J.P. Morgan Securities LLC	44,321	(30,750)	—	13,571
Jefferies LLC	6,951,243	(6,951,243)	—	—

	$9,207,564	$(9,193,993)	$—	$13,571

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A

Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$1,071,084	$492,139	$26,060	$1,589,283

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Notes to Financial Statements (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$5,719	$10,638	$2,963	$59	$55	$19,434

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$181,098	$310,748	$41,388	$2,438	$11,266	$546,938

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $8,415.

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$28,741

Investor C	5,120

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2022, the amount waived was $36,500.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, the Manager waived $94,754 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2022, the Fund paid BIM $4,865 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended November 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 72,931,370	$38,555,906	$(2,220,562)

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, including paydowns and mortgage dollar rolls, and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$631,787,594	$606,213,270
U.S. Government Securities	606,881,054	605,782,404

For the six months ended November 30, 2022, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
Mortgage Dollar Rolls	$296,825,354	$297,144,550

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Balanced Fund, Inc.	$1,503,445,131	$155,945,598	$(82,634,221)	$73,311,377

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21
Share Class	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,562,775	$34,037,107	2,860,491	$76,240,573	5,009,623	$135,303,668
Shares issued in reinvestment of distributions	772,297	16,650,714	2,582,741	68,225,321	800,169	20,675,199
Shares redeemed	(3,531,906)	(77,453,516)	(5,872,168)	(150,937,457)	(5,087,561)	(138,660,334)

	(1,196,834)	$(26,765,695)	(428,936)	$(6,471,563)	722,231	$17,318,533

Investor A
Shares sold	2,935,075	$64,188,373	6,008,063	$159,907,496	8,487,976	$229,471,691
Shares issued in reinvestment of distributions	1,386,573	29,742,001	3,979,236	104,571,973	1,096,073	28,118,598
Shares redeemed	(4,495,941)	(97,670,498)	(5,100,234)	(133,138,638)	(5,489,051)	(147,513,575)

	(174,293)	$(3,740,124)	4,887,065	$131,340,831	4,094,998	$110,076,714

Investor C
Shares sold	290,550	$5,255,142	668,472	$14,768,020	1,535,210	$34,781,850
Shares issued in reinvestment of distributions	228,653	4,031,154	763,219	16,622,911	222,547	4,827,089
Shares redeemed	(977,885)	(17,519,366)	(1,463,201)	(31,781,202)	(2,066,194)	(47,084,772)

	(458,682)	$(8,233,070)	(31,510)	$(390,271)	(308,437)	$(7,475,833)

Class K
Shares sold	502,333	$11,137,344	484,536	$12,692,480	1,390,844	$35,813,103
Shares issued in reinvestment of distributions	119,912	2,585,299	320,270	8,451,918	95,328	2,465,567
Shares redeemed	(460,864)	(10,022,623)	(403,961)	(10,452,779)	(417,600)	(11,318,795)

	161,381	$3,700,020	400,845	$10,691,619	1,068,572	$26,959,875

Class R
Shares sold	39,025	$764,034	60,860	$1,461,492	221,456	$5,282,315
Shares issued in reinvestment of distributions	21,475	411,459	65,432	1,542,895	21,621	501,903
Shares redeemed	(46,877)	(905,529)	(121,622)	(2,947,070)	(253,111)	(6,264,878)

	13,623	$269,964	4,670	$57,317	(10,034)	$(480,660)

	(1,654,805)	$(34,768,905)	4,832,134	$135,227,933	5,567,330	$146,398,629

As of November 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”) which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information   (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

DAC	Designated Activity Co.

ETF	Exchange-Traded Fund

LP	Limited Partnership

MTN	Medium-Term Note

NVS	Non-Voting Shares

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

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(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Sustainable Balanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 20, 2023

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